EXHIBIT 99.1
Endurance Specialty Holdings Ltd.
2010 Loss Development Triangles

2010 Loss Development Triangle Cautionary Language
This report is for informational purposes only and is current as of December 31, 2010. We are under no obligation and do not expect to update or revise this report, whether as a result of new information, future events or otherwise, even when such new data has been reflected in the Company’s filings with the U.S. Security and Exchange Commission (the “SEC”) or otherwise. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development information, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. This report should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. (“Endurance” or the “Company”) with the SEC, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Safe Harbor for Forward-Looking Statements
Some of the statements in this report may include forward-looking statements which reflect management’s current views with respect to future events and financial performance. Such statements may include forward-looking statements with respect to the Company in general and the insurance and reinsurance business segments specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this report for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements in this report. These factors include, but are not limited to, (i) changes in the size of the claims payable by Endurance relating to natural catastrophes, (ii) greater frequency or severity of claims and loss activity than Endurance’s underwriting, reserving or investment practices anticipate based upon historical experience or industry data, (iii) trends in rates for property and casualty insurance and reinsurance, (iv) changes in the judicial, legislative or regulatory environments in which Endurance operates, (v) changes in general economic conditions, including foreign currency exchange rates, inflation and other factors and (vi) the other factors described in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.
2010 GLOBAL LOSS TRIANGLES
Table of Contents

Section	Page

I. Introduction	1

II. Observations on Data Presented	3

III. Data Compilation and Definitions	5

IV. Triangle Class Details	12

V. Overview of Reserving Methodology	17

VI. Reconciliations	20

VII. Data and Exhibits (Summary Exhibits and Triangles)

Consolidated Total	Exhibit 1
Insurance Segment
High Attaching Excess of Loss Casualty	Exhibit 2
United States Sourced Casualty	Exhibit 3
Workers’ Compensation	Exhibit 4
Agriculture and Other Specialty	Exhibit 5
International Sourced Property	Exhibit 6
United States Sourced Property	Exhibit 7
Reinsurance Segment
Casualty Directors and Officers	Exhibit 8
Casualty Motor	Exhibit 9
Casualty Other	Exhibit 10
Workers’ Compensation	Exhibit 11
Agriculture and Other Specialty	Exhibit 12
Short Tail Marine and Aerospace	Exhibit 13
Short Tail Property	Exhibit 14
Short Tail Surety	Exhibit 15
Consolidated Workers’ Compensation	Exhibit 16
Insurance Long Tail	Exhibit 17
Insurance Other	Exhibit 18
Insurance Short Tail	Exhibit 19
Reinsurance Long Tail	Exhibit 20
Reinsurance Other	Exhibit 21
Reinsurance Short Tail	Exhibit 22
Insurance Segment	Exhibit 23
Reinsurance Segment	Exhibit 24

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
I. INTRODUCTION
This report provides additional information on the loss development characteristics of Endurance Specialty Holdings Ltd. and its consolidated subsidiaries (“Endurance” or the “Company”) as of December 31, 2010. This report provides greater detail on Endurance’s reserves by showing global loss triangles for gross paid and reported loss and loss adjustment expenses (“LAE”) by accident year at annual evaluation dates. The most recent evaluation is as of December 31, 2010. In addition, accident year summary exhibits are provided which further highlight the gross, ceded, and net results by business segment and triangle classes as of December 31, 2010. These summaries include: earned premiums, paid loss and allocated loss adjustment expenses (“ALAE”); cases outstanding losses; additional case reserves; incurred but not reported losses (“IBNR”); unallocated loss adjustment expenses reserve (“ULAE”); and the ultimate loss & LAE ratios as of December 31, 2010 on an inception to date basis. Section II of this document offers general observations on the data presented in both the triangles and the summary exhibits, while Section III provides a discussion of the means used to compile the data, as well as definitions for many of the terms used in this report. A more detailed description of the business underlying the triangle information is found in Section IV of this report. Section V of this report contains a summary description of management’s loss reserving methodology.
The inherent uncertainty associated with the estimation of loss and LAE reserves remains a significant balance sheet risk for all property-casualty specialty insurance and reinsurance companies, including Endurance. Management believes the triangles and corresponding accident year summary exhibits along with the narrative in this report provide additional insight into the loss development characteristics of Endurance’s diversified businesses.
The process of establishing and periodically adjusting loss and LAE reserves is an inherently complex process containing numerous management judgments related to the segmentation of data, methodologies utilized and their associated parameters, along with the weights applied to the various techniques used in the reserving process. Actuarial determinations of unpaid future losses and LAE are subject to potential errors of estimation, which could be significant, due to the fact that the ultimate disposition of claims incurred prior to the date of such estimation, whether reported to Endurance or not, is subject to the outcome of events that have not yet occurred. Likewise, any estimate of future costs associated with claims settlement is subject to the inherent limitation on the ability to predict the course of future events. Consequently, it should be expected that the actual emergence of the ultimate loss and LAE will vary, perhaps considerably, from any prior estimate. Readers should also review additional reserve disclosures and company risk factors that are provided in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Readers of this report are strongly advised against projecting ultimate losses and LAE for Endurance directly from the loss development triangles in this report, as these calculations rarely take into account fully the true underlying nature of the liabilities. The fourteen triangle classes we have selected are the compilation of over 200 discrete reserving groups within Endurance that represent different geographies, pricing environments, legislative climates, and policy forms.
Also, depending upon which actuarial reserving method is utilized, the presence or absence of large catastrophe losses and how they are treated may have a significant impact on the estimated ultimate loss and LAE. In addition, changes to the premium volume, mix of business and the underlying exposures within a class may have significant effects on the resulting ultimate loss estimates and overall reserve levels. Without incorporating this critical information, the results derived from a direct extrapolation of the loss development triangles in this report have the potential of being materially misleading.
The triangles and summary exhibits are provided for both the Insurance and Reinsurance segments of the Company. In addition, while analysis, reviews and reporting of reserves focuses primarily on the loss reserve development classes within each business segment, the information provided in the triangles in this report has been expanded to capture some of the additional differences in reporting that naturally occur within these lines of business. For ease of comparison, a reconciliation of the information presented in this report to our five reserve development tails and two segments is provided. The losses in these exhibits and triangles represent the Company’s December 31, 2010 gross, ceded and net loss and LAE reserves in their entirety, although these amounts have been adjusted for changes in foreign currency. A reconciliation to select data from the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) is included in Section VI of this document.
As discussed more fully in Section III, the accident year losses in these exhibits and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Because of these adjustments, which we would expect to continue, future versions of this information will not tie directly to the data included in this report.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
II. OBSERVATIONS ON DATA PRESENTED
Based on the data as of December 31, 2010 presented in this report, we believe the following general observations are noteworthy:
•	As of December 31, 2010, 72% of Endurance’s gross loss and LAE reserves arise from Long Tail lines of business, which by their nature contain a significant amount of uncertainty. Of the 72% of Endurance’s gross Long Tail loss and LAE reserves, 45% are generated from the Company’s Insurance segment and 27% from the Reinsurance segment.

•	On an inception to date basis, 64% and 36% of gross (net of FCIC) earned premium arises from the Reinsurance and Insurance segments, respectively. Correspondingly, on a gross basis 49% and 51% of loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively. On a net basis, 52% and 48% of the loss and LAE reserves arise from the Reinsurance and Insurance segments, respectively.

•	Additional Case Reserves (“ACRs”) amount to 10% of reported case reserves. Within Endurance’s Reinsurance Long Tail lines of business, this amount is approximately 37% of the reported case reserves.

•	IBNR reserves for Endurance’s Long Tail lines of business represent 74% of the total gross reserves within the Long Tail lines of business, indicating an IBNR to case outstanding ratio of over three to one. Within the Insurance Long Tail business, IBNR reserves represent approximately 76% of the total gross reserves. Within the Reinsurance Long Tail business, IBNR reserves represent approximately 71% of the total gross reserves.

•	On an inception to date basis, the Short Tail and Other Specialty reserve categories have contributed approximately 65% to the overall total favorable development. Insurance and Reinsurance Long Tail reserve categories contributed to the remaining 35%. A majority of this Long Tail favorable development came from accident years 2006 and prior and from Reinsurance Professional and Insurance High Attaching Excess of Loss claims-made business.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
The Reinsurance and Insurance segments have contributed approximately 51% and 49% to the total inception to date prior year favorable reserve development, respectively.

•	Endurance’s overall inception to date gross ultimate loss and LAE ratio (net of FCIC) of 59% is comprised of a 64% loss ratio for the Insurance segment and a 57% loss ratio for the Reinsurance segment.

•	As discussed in the preceding section, accident year losses and triangles are adjusted for changes in calendar year earned premium adjustments and foreign exchange movements. Therefore, this version of Endurance’s Global Loss Triangles does not tie to the previous version. For example, inception to date gross earned premium as of December 31, 2009 is $33 million less in this report than our 2009 Global Loss Triangles. Of this difference, approximately $34 million is due to changes in foreign exchange rates between year end 2009 and year end 2010.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
III. DATA COMPILATION AND DEFINITIONS
Numerous data elements were extracted to prepare this report. The Global Loss Triangles and summary exhibits are presented on an accident year (or report year where applicable) basis. While underwriting or policy year statistics may also provide useful information for analysis purposes, management believes the accident/report year presentation better highlights the true loss activity that occurs at Endurance within a given calendar year. We note that the accident year presentation of triangles requires the utilization of assumptions and allocation procedures with respect to certain lines of business underwritten by Endurance (bordereaux allocation). This is primarily as a result of not receiving sufficient information from ceding companies in certain lines of business that prevents the allocation of claims to specific accident years with certainty. Although we attempt to keep the allocations reasonable and accurate as possible, to the extent our assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.
Data Presented
The data presented in the accident year triangle and summary exhibits is as follows:
•	Triangles
•	Paid loss and LAE

•	Case incurred loss & LAE (including ACRs)

•	Ultimate loss and LAE

•	Earned Premium

•	Ultimate loss and LAE ratio

•	Ultimate loss and LAE emergence
•	Summary Exhibits
•	Gross premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)

•	Ceded premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)

•	Net premium, paid losses, reserves (case outstanding, ACRs, IBNR, ULAE)

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Basis of Presentation
Information presented herein may differ materially from that reported in Endurance’s financial statements prepared in accordance with GAAP due to differences in foreign currency exchange rates, exclusion of the FCIC cessions, the impact of premium adjustments and other data adjustments.
All amounts are presented in thousands of U.S. dollars and reflect the conversion from the original currency of the underlying business if not denominated in U.S. dollars (“USD”). Foreign currency denominated losses and premiums are converted based on exchange rates at the dates of the transactions to the currency of the legal underwriting entity, which are either USD or British Pounds (“GBP”). Endurance’s reporting currency is USD. Fluctuations in currency exchange rates can cause material shifts in loss development. To eliminate distortions caused by such fluctuations, data in the triangles have been restated using the year end 2010 rate of exchange of 1.566 USD to GBP.
Some (re)insurance contracts and policies contain provisions resulting in a variation of the premium or acquisition expenses as a result of loss experience under the contract or policy. Within the analysis, estimated reinstatement premiums are included in the premium totals. In addition, premium adjustments with respect to paid losses are reflected in the triangles but adjustments to premium resulting from future expected claims settlements are not.
Inter-company reinsurance transactions have not been reflected in the triangles. The summary exhibits also include ceded (third party) and net schedules.
The loss development triangles are presented on the basis of applying reinsurance accounting to all Endurance’s business and do not reflect any adjustments that may be required for financial reporting purposes to comply with Accounting Standards Certification Topic 340 Subtopic 30 “Other Assets and Deferred Cost Insurance Contracts that do not Transfer Risk” as highlighted in the reconciliation to GAAP reserves in Section VI of this document.
Earned Premium
The earned premium triangle includes the calendar year changes in accident year earned premium due to premium adjustments. For financial reporting purposes, the premium adjustments are recognized in the calendar year they were determined. For actuarial reserving purposes, these premium adjustments are allocated to the accident year or years based on the initial policy or treaty to which the adjustment belongs. For example, if a premium adjustment is recognized in calendar year 2010 from a policy written and exposures earned in 2005, the additional premium is recognized in the 2010 calendar year for financial reporting purposes. However, for reserving purposes, the premium is allocated to the years in which the premium for the 2005 treaty was originally earned. As a result, the information provided herein may differ materially from that presented in Endurance’s financial statements.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Ultimate Loss and LAE Ratio
The ultimate loss and LAE ratio triangle shows the year to year changes in the ratio of all expected settlement amounts, whether paid or reserved, together with any associated settlement expenses to earned premium. The ultimate loss and LAE ratio is presented to show the relationship between management’s best estimate of expected ultimate losses and LAE and the associated premiums that were received by Endurance to assume the risks related to those losses. Ultimate losses and LAE within an accident year are subject to many factors that impact the recorded value of such losses (such as favorable/adverse claims emergence, frequency/severity trends, inflation, methodology changes, foreign exchange fluctuations, and premium adjustments from prior accident periods). Since Endurance distributes earned premium from premium adjustments to the appropriate accident year in its reserving process, one will see changes in booked ultimate losses solely due to these premium changes. Because of this phenomenon, the triangle of ultimate loss & LAE ratios can be very useful as it essentially removes the effect of changes in premium from the loss estimates. At any point (maturity) in the triangle, management’s best estimate of booked ultimate loss and LAE estimate is the product of the corresponding accident year earned premium and ultimate loss and LAE ratio.
Ultimate Loss and LAE
The triangle of ultimate loss and LAE is derived by multiplying the most recent accident year earned premium (the last diagonal of the earned premium triangle) by the historical accident year ultimate loss and LAE ratio as presented in their respective triangles. For example, using the consolidated triangles, the ultimate loss and LAE amount for accident year 2004 at 12 months maturity ($1,102 million) is derived by multiplying the ultimate loss and LAE ratio for accident year 2004 at 12 months maturity (67%) by the latest earned premium for accident year 2004 ($1,645 million) at 72 months maturity. This presentation removes the effect of premium adjustments from the development of ultimate losses, and provides a better picture of the changes occurring to the true accident year ultimate loss and LAE. Reconciliation to Endurance’s GAAP financial statements is included in Section VI of this report.
Ultimate Loss Emergence
The triangle of ultimate loss emergence is calculated by taking the difference of corresponding cells in the ultimate loss and LAE triangle. For example, using the consolidated triangles, the change in ultimate loss at the 12 month maturity for the 2006 accident year is derived by subtracting the ultimate loss & LAE at the 12 month maturity for the 2006 accident year from the ultimate loss & LAE at the 24 month maturity for the same accident year. The full calendar year emergence is represented by the total of any given diagonal (excluding the loss emergence within the first 12 months of an accident year), and is also shown as an additional row at the bottom of the triangle.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Global Loss Triangle Classes
Triangles are provided in 15 classes, six for the Insurance segment, and eight for the Reinsurance segment and a combined Insurance and Reinsurance workers’ compensation class. The classes are based on the loss development characteristics for the lines of business represented by the exposures in a given triangle class (motor, workers compensation, directors & officers, etc.), as well as differences in the underlying business as evidenced by the separate Insurance casualty classes. It is important to note that for the Reinsurance classes, there is no differentiation between proportional and non-proportional business that could have different loss emergence patterns. The combined Insurance and Reinsurance workers’ compensation class is included as the current insurance workers’ compensation business was transitioned from a proportional reinsurance treaty to insurance in 2006. The 15 triangle classes included in this report are listed below.
Insurance Segment Loss Triangle Classes
•	High Attaching Excess of Loss Casualty (Insurance Long Tail)

•	United States Sourced Casualty (Insurance Long Tail)

•	Workers’ Compensation (Insurance Long Tail)

•	Agriculture and Other Specialty (Insurance Other Specialty)

•	International Sourced Property (Insurance Short Tail)

•	United States Sourced Property (Insurance Short Tail)
Reinsurance Segment Loss Triangle Classes
•	Casualty Directors and Officers (Reinsurance Long Tail)

•	Casualty Motor (Reinsurance Long Tail)

•	Casualty Other (Reinsurance Long Tail)

•	Workers’ Compensation (Reinsurance Long Tail)

•	Agriculture and Other Specialty (Reinsurance Other Specialty)

•	Short Tail Marine and Aerospace (Reinsurance Long Tail)

•	Short Tail Property (Reinsurance Short Tail)

•	Short Tail Surety (Reinsurance Short Tail)
Combined Insurance and Reinsurance Loss Triangle Class
•	Workers’ Compensation (Insurance and Reinsurance Long Tail)
Further detail of the types of business contained in each class is provided in Section IV of this document. In the upper left hand label of each triangle (excluding the one combined triangle class), a mapping of that triangle’s classes to the reserve categories disclosed in the Company’s Annual Report on Form 10-K is included. In addition, Section VII includes a mapping of the lines of business within the Company’s segments to the associated triangle class.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Accident Year Loss Allocation
Many proportional reinsurance contracts are submitted using quarterly bordereau reporting by underwriting year with a supplemental listing of large losses. As a result, a two step allocation process was utilized to allocate these losses to accident year. The first step is to identify large losses and place them in the corresponding accident year as reported on a large loss listing. The second step is to allocate the remaining losses to particular accident years based on selected payment and reporting patterns applied to the earning of the underlying exposures, which in many instances is premium. To the extent management’s assumptions and allocation procedures differ from actual historical loss development patterns, the actual loss development may differ materially from the loss development included in this report.
Large Losses and Other Adjustments
The triangles are unadjusted with respect to large losses and catastrophic losses, including losses related to the 2004, 2005, and 2008 hurricanes. The loss amounts are gross of any retrocession recoveries. The premium data is gross of any retrocession recoveries and includes any reinstatement premiums associated with the loss events.
Business Not Included
Cessions to the FCIC within the Insurance Agriculture & Other Specialty class have been excluded from the analysis. No other business has been excluded from the analysis.
Discounting
The losses and IBNR stated in the triangles do not include a provision to reflect the time value of money.
Maturity of Triangle Periods
Since Endurance was formed in late 2001, underwriting data is available only for periods beginning 2001 or subsequent. For many lines of business, even less data is available as those lines were added more recently. For the business lines with sparse or limited data presented, there is an additional amount of uncertainty in the estimated ultimate loss and LAE and actual loss experience could differ materially from the estimated ultimate loss amount.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Definitions
To assist the reader, several key definitions are highlighted below.
Accident Year means the year in which the event occurred that triggered a claim to Endurance. All years referred to are years ending December 31st.
Additional Case Reserves or ACRs are amounts that are held in addition to Case Reserves that result from Endurance’s claims professionals determining that the established Case Reserves (which are often established by cedents or third parties) are expected to be insufficient to meet the expected future settlement amounts.
Additional Event Reserves are amounts that are held in respect of known events that are expected to give rise to future settlements but at the time of being established, not enough is known to allocate them to specific (re)-insureds.
Allocated Loss Adjustment Expense or ALAE is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors or legal experts.
Case Incurred Loss and ALAE is the sum of Paid Losses and ALAE, plus Case Reserves and any Additional Case Reserves.
Case Reserves are amounts set aside in relation to claims that have been made but not yet been paid and represent an assessment of the remaining amount to be paid in respect of each notified claim.
Ceded Claims are those amounts Endurance received or expects to receive from third party reinsurers to whom Endurance ceded premiums.
Ceded Premiums are those premiums paid by Endurance to third party reinsurers.
Diagonals in the triangle from bottom left to top right represent evaluation dates. For example, the last diagonal in our published triangles shows the position of each Accident Year as at December 31, 2010.
Earned Premium is the amount of policy premiums allocated between Accident Years in accordance with the assumed incidence of risk which results from insurance and reinsurance contracts that do not all commence at the start of a given Accident Year.
FCIC is the U.S. Federal Crop Insurance Corporation, the government reinsurer of multi-peril crop insurance underwritten by Endurance’s agriculture insurance subsidiary.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Gross Premiums and Gross Losses are shown before the impact of any third party outwards reinsurance that Endurance purchases including catastrophe bonds.
IBNR means incurred but not reported reserve, or a reserve amount held to cover expected future settlements in relation to all claims that have occurred but have not yet been reported to Endurance. This includes a reserve provision for claims which may have already occurred and expected development (upward or downward) in existing Case Reserves and Additional Case Reserves. Endurance’s process for establishing IBNR is discussed further in Section V of this document.
Loss Adjustment Expense or LAE is expense incurred in settling the claim. LAE includes the costs of third party loss assessors or legal experts and the cost of internal time necessary to settle a claim. LAE is the sum of ALAE and ULAE.
Maturity is measured in months from the start of the Accident Year.
Net means the retained portion of premiums written or losses paid and incurred. Net Premium equals Gross Premium less Ceded Premium and Net Losses equals Gross Losses less Ceded Claims.
Paid Losses are claim amounts paid to insureds or ceding companies.
Report Year / Claims Made Year refers to the year in which a claim is reported to Endurance. All years referred to are years ending December 31st.
Triangle is a cross tabulation of data usually showing financial quantities in respect of periods of exposure (e.g. Accident Years), each evaluated at regular intervals (maturities).
Unallocated Loss Adjustment Expense or ULAE is an assessment of the internal expenses required to settle the current claims.
Ultimate Loss and LAE are the total of all expected settlement amounts, whether paid or reserved together with any associated settlement expenses and is the estimated total amount of loss at the measurement date. For the purposes of this report, Ultimate Loss & LAE is calculated by adding: Paid Loss ALAE, Case Reserves, Additional Case Reserves, IBNR (inclusive of Additional Event Reserves), and ULAE.
Ultimate Loss and LAE Ratio is the ratio of Ultimate Loss and LAE amounts to Earned Premium, which shows the relationship between expected losses and the associated premiums that are received related to those losses.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
IV. TRIANGLE CLASS DETAILS
a) Insurance Long Tail — High Attaching Excess of Loss Casualty
The high attaching excess of loss casualty triangle class represents the commercial casualty insurance business underwritten out of Endurance’s Bermuda operating subsidiary. This triangle class comprises three of Endurance’s lines of business.
Healthcare Liability Insurance — third party excess liability coverage for hospitals in the United States written on both a direct insurance basis and as reinsurance to captive insurance companies. Clients are predominantly multi-hospital systems, academic medical centers and specialty hospitals such as pediatric hospitals. Clients typically assume a large portion of their own risk, practice strong clinical risk management and claims management, and purchase large limits.
Excess Casualty Insurance — third-party liability coverage for a wide range of industry groups. Clients are typically Fortune 1000 companies in a variety of industries, including but not limited to: chemical manufacturers; medical products; pharmaceuticals; construction, including home builders and owner controlled insurance programs; transportation, including commuter and freight rail, and trucking; premises exposures; and manufacturing.
Professional Lines Insurance — management liability and professional liability coverage for all industry groups underwritten on a direct insurance or facultative reinsurance basis. Clients are U.S. and international commercial and financial institutions. The products in this business line include directors & officers liability (except managed care), errors & omissions, employment practices liability and fiduciary liability for commercial and financial institutions.
For Excess Casualty and Professional Lines Insurance, during 2010 Endurance has purchased and utilized a greater amount of third party reinsurance to limit its retention to within its risk tolerances.
b) Insurance Long Tail — United States Sourced Casualty
The United States sourced casualty class comprises U.S. commercial liability insurance underwritten by certain of Endurance’s U.S. insurance operating subsidiaries, which commenced operations in 2005. The largest product in this triangle class based upon gross earned premium is excess casualty, with the remainder comprising primary casualty, pollution liability, healthcare liability, directors & officers’ liability, and miscellaneous errors & omissions liability.
Endurance’s excess casualty product targets clients, typically below the Fortune 500 level, that include contractors, manufacturers, real estate, financial institutions, transportation, and public entities. Participations are generally on the second or third excess of loss layers.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
The primary casualty product typically insures commercial exposures for smaller clients representing more benign general liability and auto exposures.
The pollution liability business provides general liability, contractor’s pollution liability, and professional liability coverage for environmental engineers and contractors throughout the United States. A smaller portion of this book provides site pollution coverage.
Endurance’s errors and omissions product includes primary and excess coverage of insurance related services, real estate related services, technology services, general consulting services and media services.
For all of the above listed businesses, Endurance utilizes third party reinsurance to limit its retention to within its risk tolerances.
c) Insurance Long Tail — Workers’ Compensation
The workers’ compensation triangle class is primarily ground up workers’ compensation insurance in niche markets in the United States. Target clients are small businesses that are written through local production sources utilizing web-based systems. Experience in this class is a combination of insurance and reinsurance, as in 2006 we converted the business from reinsurance to insurance. However, we have separated the insurance and reinsurance triangles to allow segment based analysis. Since late 2005, the exposures in this triangle class primarily arise from California and consist predominantly of ground up workers’ compensation coverage provided to small and medium size businesses.
The Company exited the California workers’ compensation business during the first quarter of 2009.
d) Insurance Other Specialty — Agriculture and Other Specialty
The agriculture and other specialty insurance triangle class is comprised of multiple peril crop insurance (a business that interacts heavily with the U.S. federal government’s crop reinsurance program), crop hail, livestock risk protection and other agriculture risk management products. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements. The majority of this triangle class is multi-peril crop insurance.
e) Insurance Short Tail — International Sourced Property
The international sourced property triangle class includes the commercial property insurance and facultative reinsurance business underwritten by Endurance’s Bermuda and U.K. operating subsidiaries. This triangle class was initially composed of business written by Endurance’s Bermuda subsidiary, which focused on underwriting U.S. clients that required multiple insurers and reinsurers to accommodate their insurance needs. More recently it included business written by the U.K. branch.
The Company exited the UK property insurance market during the first quarter of 2009.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
f) Insurance Short Tail — United States Sourced Property
The United States sourced property triangle class comprises commercial property insurance underwritten by certain of Endurance’s U.S. operating subsidiaries, which commenced operations in 2005. All of the business written in this class is significantly hedged by third party reinsurance.
The products offered in this triangle class are named peril catastrophe protection and difference in conditions coverage for earthquake and flood for all usual commercial occupancies and throughout the United States. Typical risks that are written have multiple layers of coverage provided by multiple insurance carriers.
This triangle class also contains a comparatively small component of commercial property all-risk coverage that includes wind exposed risks.
In addition, the triangle class includes habitational property risks across the U.S. with a focus in the Northeast.
g) Reinsurance Long Tail — Casualty Directors and Officers
The casualty directors and officers triangle class contains predominantly U.S. directors’ and officers’ liability and related products, written almost exclusively on a claims made basis. Business in this triangle class is written on either an excess of loss or a proportional basis. All business is placed through the broker market.
h) Reinsurance Long Tail — Casualty Motor
The casualty motor triangle class comprises treaty reinsurance of U.S. and international cedents underwriting motor business. The international business is comprised largely of proportional protections covering both property and third party exposures. The U.S. business is a mix of proportional and excess of loss coverages, where the exposure is predominantly liability.
i) Reinsurance Long Tail — Casualty Other
The casualty other triangle class comprises our treaty casualty products (other than the products included in the casualty motor or casualty directors and officers triangle classes) underwritten by the Company’s Bermuda, U.K., and U.S. subsidiaries and its Zurich, and Singapore branches.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
This triangle class includes third party liability exposures from ceding companies on a treaty basis and comprises most casualty exposures including, general liability, public liability, products liability, umbrella and clash, warranty, medical malpractice liability, lawyers errors and omissions, miscellaneous errors and omissions, excess casualty and political risk. This triangle class includes both frequency and severity-exposed contracts covering risk underwritten on both an occurrence and claims made basis.
j) Reinsurance Long Tail — Workers’ Compensation
For a description of workers’ compensation, please see “Insurance Long Tail — Workers’ Compensation” in c) above.
k) Reinsurance Other Specialty — Agriculture & Other Specialty
The agriculture & other specialty triangle class predominantly consists of U.S. agricultural reinsurance, but also includes personal accident reinsurance underwritten by the Company’s U.K., Bermuda and U.S. subsidiaries and its Singapore and Zurich branches.
Endurance’s agriculture products specialize in risks associated with the production of food and fiber on a global basis underwritten through traditional treaty reinsurance, proportional and aggregate stop loss, as well as custom risk transfer mechanisms. The protections offered provide coverage for yield and revenue losses resulting from weather related perils such as drought and hail as well as losses stemming from commodity price movements. The majority of the business is multi-peril crop insurance, a unique business that interacts heavily with the U.S. federal government’s crop reinsurance program.
Endurance’s other specialty lines include personal accident products such as accidental death, medical and disability coverages underwritten on a treaty and facultative reinsurance basis. Endurance’s personal accident products provide per person and catastrophe protection, for life insurance companies and other specialty risk underwriters.
l) Reinsurance Other — Short Tail Marine & Aerospace
Endurance’s aerospace products in this triangle class include proportional and non-proportional treaty reinsurance for airline hull and liability, aircraft manufacturers’ products liability and general aviation risks. Endurance also includes in this triangle class proportional treaty reinsurance for satellite launch and in-orbit coverage.
The marine products in this triangle class contain a wide range of marine and energy business underwritten on both a proportional and non-proportional basis from Bermuda, the U.S., the U.K., and the Zurich and Singapore branches. Initially the underwritings were dominated by onshore energy business underwritten from Bermuda. The development of the marine and energy team in the U.K. and U.S. led to the consolidation of the global energy book in the U.K. and the growth in European hull, cargo and marine liability classes, along with specialty classes such as marine and aviation hull war. In 2006, Endurance exited the offshore energy business and significantly curtailed underwriting of onshore energy risks. Since 2007, a modest amount of onshore energy risks have been underwritten within the property portfolio.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
m) Reinsurance Short Tail — Short Tail Property
The short tail property triangle class contains international and U.S. property catastrophe business and workers compensation catastrophe business underwritten in Bermuda and per risk excess of loss and proportional treaty business underwritten in the U.S. and U.K. subsidiaries and the Singapore and Zurich branches.
Endurance’s property catastrophe reinsurance reinsures ceding company clients’ exposures to catastrophic events such as tropical cyclones including hurricanes and typhoons, earthquakes and tsunamis, floods, thunderstorms including tornados and hailstorms, fire, as well as terror attacks on a treaty basis. Coverage typically applies only when a catastrophic event impacts more than one risk or insured. Endurance has established a worldwide portfolio of reinsurance contracts, including coverage in the Americas, Europe, Africa, Asia, and Oceania. Endurance reinsures predominantly on an indemnity excess of loss basis, although Endurance also provides pro rata coverage for certain types of events primarily related to catastrophes. In addition, coverage can be based on either an industry loss or physical trigger basis.
Endurance’s Workers’ compensation catastrophe reinsurance consists of the reinsurance of U.S. workers’ compensation writers against multi-life events. The major exposures are earthquake and transport related losses.
Endurance’s property per risk treaty reinsurance covers portfolios of individual property risks such as buildings, contents, equipment and business interruption that are protected by primary insurers. These risks are assumed on a treaty basis. Endurance underwrites personal, commercial and industrial lines, but the years shown in this report are predominantly commercial and industrial exposures. Endurance underwrites this business primarily from the U.S. and the U.K. Endurance underwrites pro rata of primary, pro rata of excess and traditional excess of loss business. All excess of loss agreements have risk limits in place and, with a limited number of exceptions; all treaties either have occurrence limits or limited reinstatement rights.
n) Reinsurance Short Tail — Short Tail Surety
Endurance underwrites surety reinsurance on both a proportional and excess of loss basis. The business in the short tail surety triangle class focuses primarily on reinsurance of surety and fidelity lines of business. The surety reinsurance products are underwritten by Endurance’s U.S. reinsurance operating subsidiary and are largely comprised of U.S. programs established on either a direct or brokered basis. Endurance’s business partners in connection with these products include national account writers, regional companies and specialty operations.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
V. OVERVIEW OF RESERVING METHODOLOGY
In order to estimate Endurance’s reserve for losses and loss expenses, management uses information either (i) developed from internal or independent external sources, or (ii) pricing information created by Endurance or provided to Endurance by insureds and brokers at the time individual contracts and policies are bound. In addition, management uses commercially available risk analysis models, contract by contract review by our underwriting teams and to a limited extent, overall market share assumptions to estimate our loss and loss expense reserves related to specific loss events. When the applicable information has been obtained, Endurance uses a variety of actuarial methods to estimate the ultimate losses and loss expenses incurred by Endurance in connection with business it has underwritten and thus, the applicable reserve for losses and loss expenses.
While management does not at this time include an explicit or implicit provision for uncertainty in its reserve for losses and loss expenses, certain of Endurance’s business lines are by their nature subject to additional uncertainties, including Endurance’s casualty, property, catastrophe, aerospace and surety and other specialty lines in the Reinsurance business segment and Endurance’s casualty and professional lines in the Insurance business segment, which are discussed in detail below. In addition, Endurance’s Reinsurance business segment is subject to additional factors which add to the uncertainty of estimating loss and loss expense reserves. Time lags in the reporting of losses can also introduce further ambiguity to the process of estimating loss and loss expense reserves.
Certain aspects of Endurance’s casualty line in the Reinsurance business segment and the casualty and professional lines in the Insurance business segment complicate the process of estimating loss reserves. These include the lack of long-term historical data for losses of the same type intended to be covered by the policies and contracts written by Endurance, and the expectation that a portion of losses in excess of Endurance’s attachment levels in many of its contracts will be low in frequency and high in severity, limiting the usefulness of claims experience of other insurers and reinsurers for similar claims. In addition, the portion of Endurance’s casualty line in its Insurance business segment that is underwritten in Bermuda includes policy forms that vary from more traditional policy forms. The primary difference in the casualty policy form used by Endurance’s Bermuda subsidiary from more traditional policy forms relates to the coverage being provided on an occurrence reported basis instead of the typical occurrence or claims-made basis used in traditional policy forms. The occurrence reported policy forms typically cover occurrences causing unexpected and unintended personal injury or property damage to third parties arising from events or conditions that commence at or subsequent to an inception date and prior to the expiration of the policy, provided that proper notice is given during the term of the policy or the discovery period.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
The inherent uncertainty of estimating Endurance’s loss and loss expense reserves for its Reinsurance business segment increases principally due to:
(i)	the lag in time between the time claims are reported to the ceding company and the time they are reported through one or more reinsurance broker intermediaries to Endurance;

(ii)	the differing reserving practices among ceding companies;

(iii)	the diversity of loss development patterns among different types of reinsurance treaties or contracts; and

(iv)	Endurance’s need to rely on its ceding companies for loss information.
In addition to the factors creating uncertainty in Endurance’s estimate of loss and loss expense reserves, Endurance’s estimated reserve for losses and loss expenses can change over time because of unexpected changes in the external environment. Potential changing external factors include:
•	changes in the inflation rate for goods and services related to the covered damages;

•	changes in the general economic environment that could cause unanticipated changes in claim frequency or severity;

•	changes in the litigation environment regarding the representation of plaintiffs and potential plaintiffs;

•	changes in the judicial and/or arbitration environment regarding the interpretation of policy and contract provisions relating to the determination of coverage and/or the amount of damages awarded for certain types of claims;

•	changes in the social environment regarding the general attitude of juries in the determination of liability and damages;

•	changes in the legislative environment regarding the definition of damages;

•	new types of injuries caused by new types of injurious activities or exposures; and

•	in the case of assumed reinsurance, changes in ceding company case reserving and reporting patterns.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Endurance’s estimates of reserves for losses and loss expenses can also change over time because of changes in internal company operations. Potential changing internal factors include:
•	alterations in claims handling procedures;

•	growth in new lines of business where exposure and loss development patterns are not well established; or

•	changes in the quality of risk selection or pricing in the underwriting process.
Due to the inherent complexity of the assumptions used in establishing Endurance’s loss and loss expense reserve estimates, final claim settlements made by Endurance may vary significantly from the present estimates, particularly when those settlements may not occur until well into the future.
For a more detailed discussion of the Company’s reserving methodology and an analysis of the potential variability in reserves for losses and loss expenses, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC.

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
VI. RECONCILIATIONS
Reconciliation of Unpaid Loss and LAE
The following table reconciles the reserves for losses and loss expenses as of December 31, 2010 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserves for losses and loss expenses published in the triangles (all amounts in millions, on a gross basis).

Consolidated triangles unpaid loss and LAE	$3,325.4

FCIC related Agriculture Insurance Reserves	27.0

Deposit accounting reserves	(31.9)

F/X and Other	(0.6)

Adjusted unpaid loss and LAE	$3,319.9

Reserves for losses and loss expenses Per 12/31/10 GAAP Financial Statements	$3,319.9
Reconciliation of Earned Premium
The following table reconciles the calendar year 2010 earned premium as of December 31, 2010 as reported in Endurance’s financial statements prepared in accordance with GAAP to the earned premium published in the triangles (all amounts in millions, on a gross basis). Prior diagonals were reconciled in our previously disclosed 2009 Loss Development Triangles. Differences between the 2010 and 2009 versions are mainly due to foreign exchange movements.

Consolidated triangles earned premium	$1,876.0

FCIC related Agriculture Insurance Premium	159.5

Impact of contracts subject to deposit accounting	2.2

Miscellaneous adjustments (including F/X)	5.6

Adjusted 2010 Earned Premium	$2,043.4

2010 Earned Premium per Financial Statements	$2,043.4

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Reconciliation of Calendar Year Loss Emergence
The following table reconciles the calendar year 2010 development of losses and loss adjustment expenses as of December 31, 2010 as reported in Endurance’s financial statements prepared in accordance with GAAP to the development of losses and loss adjustment expenses published in the triangles (all amounts in millions). Prior diagonals were reconciled in our previously disclosed 2009 Loss Development Triangles. Differences between the 2010 and 2009 versions are mainly due to foreign exchange movements.

Development per Triangles	$127.6

Impact of ceded, Including FCIC related impact for Agriculture Insurance	(3.8)

Impact of contracts subject to deposit accounting	0.7

Miscellaneous, including F/X	2.3

Adjusted development	$126.8

Development per Financial Statements	$126.8

Endurance Specialty Holdings Ltd.
2010 Global Loss Triangles
Reconciliation of Triangle Classes to Lines of Business
The following tables reconcile the lines of business of Endurance as of December 31, 2010 as reported in Endurance’s financial statements prepared in accordance with GAAP to the reserving classes published in the triangles.

Lines of Business
				Healthcare	Workers’	Professional
	Property	Casualty	Agriculture	Liability	Compensation	Lines
Triangle Class — Insurance Segment
Other Specialty			X
High Attaching Excess of Loss Casualty		X		X		X
US Sourced Casualty		X
International Sourced Property	X
US Sourced Property	X
Workers’ Compensation					X

Lines of Business
Surety and
				Aerospace	Other
	Property	Casualty	Catastrophe	and Marine	Specialty
Triangle Class — Reinsurance Segment
Other Specialty					X
Casualty Other		X
Casualty Directors & Officers		X
Casualty Motor		X
Short Tail Marine and Aerospace				X
Short Tail Property	X		X
Short Tail Surety					X
Workers’ Compensation		X

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
Consolidated Total
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,320	335	0	—	11	0	346	26%
2002	461,595	121,360	5,890	5,260	21,623	492	154,624	33%
2003	1,243,575	364,398	30,986	5,062	82,284	1,775	484,505	39%
2004	1,645,060	631,776	31,557	5,262	113,413	2,254	784,262	48%
2005	1,801,089	1,492,212	93,610	15,038	145,740	3,915	1,750,515	97%
2006	1,897,993	544,385	71,653	7,049	190,585	4,560	818,232	43%
2007	1,765,108	557,618	117,430	18,167	233,912	6,560	933,688	53%
2008	1,979,568	841,853	192,257	18,380	298,262	9,273	1,360,025	69%
2009	1,876,769	536,900	147,549	12,164	414,379	11,965	1,122,959	60%
2010	1,874,307	215,324	243,790	9,012	736,622	17,653	1,222,401	65%

	14,546,382	5,306,160	934,724	95,395	2,236,830	58,448	8,631,558	59%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	26,341	(178)	(1)	—	—	—	(179)	-1%
2003	9,751	1,241	30	—	8	—	1,279	13%
2004	11,251	9,703	93	—	35	—	9,832	87%
2005	28,589	13,902	409	—	2,027	—	16,338	57%
2006	117,325	12,088	3,610	107	9,283	—	25,088	21%
2007	197,091	23,666	3,496	—	20,559	—	47,721	24%
2008	229,068	53,377	3,864	—	30,383	—	87,624	38%
2009	223,662	61,192	11,596	—	45,659	—	118,500	53%
2010	138,793	1,272	8,313	—	68,837	—	78,422	57%

	981,871	176,263	31,410	107	176,790	—	384,625	39%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,320	335	0	—	11	0	346	26%
2002	435,254	121,538	5,891	5,260	21,623	492	154,803	36%
2003	1,233,824	363,157	30,956	5,062	82,276	1,775	483,226	39%
2004	1,633,809	622,073	31,463	5,262	113,378	2,254	774,430	47%
2005	1,772,500	1,478,310	93,201	15,038	143,713	3,915	1,734,177	98%
2006	1,780,667	532,296	68,043	6,942	181,302	4,560	793,144	45%
2007	1,568,017	533,952	113,934	18,167	213,353	6,560	885,967	57%
2008	1,750,500	788,476	188,393	18,380	267,879	9,273	1,272,402	73%
2009	1,653,107	475,708	135,954	12,164	368,721	11,965	1,004,458	61%
2010	1,735,514	214,052	235,477	9,012	667,785	17,653	1,143,979	66%

	13,564,510	5,129,897	903,314	95,288	2,060,040	58,448	8,246,933	61%
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
Consolidated Total
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				311	282	288	247	295	314	335
2002	4,698	48,863	66,637	74,143	99,434	101,698	110,528	118,944	121,360
2003	53,684	155,011	213,853	251,160	293,871	320,001	336,714	364,398
2004	128,198	364,925	463,570	538,085	580,538	613,986	631,776
2005	298,708	868,484	1,191,953	1,349,995	1,443,950	1,492,212
2006	65,218	307,732	411,871	493,654	544,385
2007	72,087	317,291	415,666	557,618
2008	336,472	702,442	841,853
2009	270,036	536,900
2010	215,324

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				375	297	297	251	295	314	335
2002	50,590	99,037	102,167	127,912	144,750	141,179	139,392	137,096	132,510
2003	164,980	280,033	315,287	347,427	373,371	386,560	399,842	400,446
2004	330,126	567,780	619,042	642,992	665,423	672,618	668,595
2005	961,335	1,448,453	1,532,227	1,592,205	1,626,168	1,600,861
2006	203,202	462,322	531,705	587,114	623,087
2007	205,897	503,509	624,293	693,216
2008	719,113	895,805	1,052,490
2009	514,718	696,614
2010	468,126

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				398	322	319	277	320	327	346
2002	240,986	209,589	182,226	195,485	189,737	182,093	178,718	167,169	154,624
2003	737,614	629,812	557,110	539,177	529,284	514,231	503,247	484,505
2004	1,101,909	999,593	913,277	883,926	851,689	830,065	784,262
2005	1,823,806	1,883,484	1,853,918	1,822,396	1,805,039	1,750,515
2006	1,002,353	920,348	870,474	841,311	818,232
2007	975,655	967,530	959,688	933,688
2008	1,392,059	1,314,638	1,360,025
2009	1,115,282	1,122,959
2010	1,222,401
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Consolidated Total
Consolidated Total
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				30.1%	24.4%	24.2%	21.0%	24.2%	24.7%	26.2%
2002	52.2%	45.4%	39.5%	42.3%	41.1%	39.4%	38.7%	36.2%	33.5%
2003	59.3%	50.6%	44.8%	43.4%	42.6%	41.4%	40.5%	39.0%
2004	67.0%	60.8%	55.5%	53.7%	51.8%	50.5%	47.7%
2005	101.3%	104.6%	102.9%	101.2%	100.2%	97.2%
2006	52.8%	48.5%	45.9%	44.3%	43.1%
2007	55.3%	54.8%	54.4%	52.9%
2008	70.3%	66.4%	68.7%
2009	59.4%	59.8%
2010	65.2%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				1,342	1,320	1,320	1,320	1,320	1,320	1,320
2002	393,472	453,262	458,016	469,255	463,084	462,934	461,490	461,663	461,595
2003	1,228,581	1,240,801	1,242,823	1,241,298	1,242,459	1,243,079	1,243,527	1,243,575
2004	1,613,651	1,635,916	1,639,207	1,641,574	1,642,354	1,644,015	1,645,060
2005	1,782,230	1,798,544	1,802,227	1,803,572	1,805,178	1,801,089
2006	1,852,872	1,889,007	1,895,982	1,898,861	1,897,993
2007	1,765,968	1,768,539	1,763,965	1,765,108
2008	1,979,529	1,979,750	1,979,568
2009	1,872,072	1,876,769
2010	1,874,307

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				398	(75)	(3)	(42)	43	7	20	346
2002	240,986	(31,397)	(27,364)	13,259	(5,747)	(7,644)	(3,375)	(11,549)	(12,544)		(86,362)
2003	737,614	(107,801)	(72,702)	(17,933)	(9,893)	(15,053)	(10,984)	(18,742)			(253,109)
2004	1,101,909	(102,315)	(86,317)	(29,351)	(32,236)	(21,624)	(45,803)				(317,647)
2005	1,823,806	59,678	(29,566)	(31,522)	(17,358)	(54,524)					(73,291)
2006	1,002,353	(82,005)	(49,874)	(29,163)	(23,079)						(184,120)
2007	975,655	(8,124)	(7,843)	(26,000)							(41,967)
2008	1,392,059	(77,421)	45,387								(32,034)
2009	1,115,282	7,677									7,677
2010	1,222,401

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(31,397)	(134,768)	(161,833)	(50,322)	(158,502)	(140,142)	(175,935)	(127,608)	(980,506)
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
High Attaching Excess of Loss Casualty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	10	0	10	15%
2002	43,745	—	—	—	5,387	81	5,468	12%
2003	174,168	3,472	3,256	—	22,917	393	30,037	17%
2004	235,163	9,168	49	—	40,440	607	50,265	21%
2005	258,385	22,530	25,097	—	63,365	1,327	112,319	43%
2006	266,845	35,497	38	—	80,930	1,215	117,679	44%
2007	244,895	79,706	27,763	—	102,598	1,955	212,022	87%
2008	219,929	25,014	50,417	500	119,206	2,552	197,689	90%
2009	226,426	127	35,682	—	139,289	2,625	177,723	78%
2010	223,557	44	25,500	—	165,453	2,864	193,861	87%

	1,893,186	175,559	167,803	500	739,594	13,618	1,097,074	58%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	38	—	—	11	—	49	11%
2005	470	—	—	—	44	—	44	9%
2006	170	—	—	—	93	—	93	55%
2007	3,728	—	—	—	1,970	—	1,970	53%
2008	5,526	—	—	—	3,227	—	3,227	58%
2009	15,073	47	4,474	—	4,733	—	9,254	61%
2010	23,505	19	7,488	—	25,602	—	33,109	141%

	49,426	104	11,961	—	35,681	—	47,746	97%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	10	0	10	15%
2002	43,745	—	—	—	5,387	81	5,468	12%
2003	173,660	3,472	3,256	—	22,917	393	30,037	17%
2004	234,717	9,130	49	—	40,429	607	50,216	21%
2005	257,915	22,530	25,097	—	63,321	1,327	112,275	44%
2006	266,676	35,497	38	—	80,836	1,215	117,585	44%
2007	241,168	79,706	27,763	—	100,628	1,955	210,053	87%
2008	214,403	25,014	50,417	500	115,979	2,552	194,462	91%
2009	211,353	80	31,208	—	134,556	2,625	168,469	80%
2010	200,053	26	18,012	—	139,850	2,864	160,753	80%

	1,843,759	175,455	155,841	500	703,913	13,618	1,049,328	57%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
High Attaching Excess of Loss Casualty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	18	24	48	58	1,766	1,768	3,472
2004	—	44	160	3,746	4,071	4,079	9,168
2005	2,780	2,744	8,030	8,050	8,480	22,530
2006	42	6,711	8,862	35,399	35,497
2007	11	494	3,173	79,706
2008	12,263	10,031	25,014
2009	12	127
2010	44

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058	5,044	5,028	6,728
2004	—	44	160	3,769	4,071	4,092	9,217
2005	10,780	15,794	18,056	34,550	47,625	47,627
2006	7,042	15,577	24,440	35,506	35,535
2007	2,011	22,994	83,458	107,469
2008	12,513	17,387	75,932
2009	12	35,809
2010	25,544

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				28	24	22	25	24	12	10
2002	33,569	28,373	22,967	20,466	16,428	14,642	13,346	9,612	5,468
2003	124,562	114,944	93,978	81,589	68,616	59,697	51,369	30,037
2004	161,955	146,298	134,875	122,134	94,267	76,543	50,265
2005	195,834	189,482	175,543	147,455	133,168	112,319
2006	208,826	195,533	171,723	147,743	117,679
2007	180,519	221,769	242,730	212,022
2008	165,842	151,843	197,689
2009	145,639	177,723
2010	193,861
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
High Attaching Excess of Loss Casualty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				39.6%	34.7%	30.8%	36.2%	34.2%	16.6%	14.7%
2002	76.7%	64.9%	52.5%	46.8%	37.6%	33.5%	30.5%	22.0%	12.5%
2003	71.5%	66.0%	54.0%	46.8%	39.4%	34.3%	29.5%	17.2%
2004	68.9%	62.2%	57.4%	51.9%	40.1%	32.5%	21.4%
2005	75.8%	73.3%	67.9%	57.1%	51.5%	43.5%
2006	78.3%	73.3%	64.4%	55.4%	44.1%
2007	73.7%	90.6%	99.1%	86.6%
2008	75.4%	69.0%	89.9%
2009	64.3%	78.5%
2010	86.7%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				70	70	70	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162	235,163	235,163
2005	259,056	258,736	258,568	258,366	258,386	258,385
2006	267,007	267,188	266,815	266,848	266,845
2007	245,315	244,699	244,897	244,895
2008	219,173	219,935	219,929
2009	226,271	226,426
2010	223,557

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				28	(3)	(3)	4	(1)	(12)	(1)	10
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)	(1,297)	(3,733)	(4,145)		(28,101)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)	(8,328)	(21,332)			(94,525)
2004	161,955	(15,657)	(11,423)	(12,741)	(27,866)	(17,724)	(26,278)				(111,690)
2005	195,834	(6,352)	(13,939)	(28,089)	(14,287)	(20,849)					(83,515)
2006	208,826	(13,293)	(23,810)	(23,981)	(30,064)						(91,148)
2007	180,519	41,250	20,961	(30,708)							31,504
2008	165,842	(13,999)	45,846								31,847
2009	145,639	32,084									32,084
2010	193,861

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(5,196)	(14,996)	(39,128)	(34,204)	(54,727)	(48,731)	(61,104)	(55,446)	(313,533)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
United States Sourced Casualty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,146	14	11	—	2,415	133	2,573	42%
2006	35,190	15,993	3,403	—	12,134	761	32,290	92%
2007	63,077	8,667	5,271	—	22,472	1,381	37,792	60%
2008	97,649	11,670	7,688	—	43,132	2,584	65,073	67%
2009	179,034	44,020	15,310	—	92,953	5,533	157,817	88%
2010	201,623	2,644	11,602	—	121,886	7,023	143,156	71%

	582,719	83,009	43,286	—	294,992	17,415	438,701	75%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,353	11	8	—	1,713	—	1,731	40%
2006	25,137	10,862	2,500	—	8,637	—	21,999	88%
2007	43,535	5,445	3,330	—	14,993	—	23,768	55%
2008	52,926	5,079	3,494	—	22,084	—	30,657	58%
2009	66,278	21,262	3,354	—	34,791	—	59,408	90%
2010	64,821	292	645	—	38,795	—	39,733	61%

	257,050	42,951	13,332	—	121,013	—	177,296	69%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	1,793	4	3	—	702	133	842	47%
2006	10,053	5,130	902	—	3,497	761	10,291	102%
2007	19,543	3,223	1,941	—	7,479	1,381	14,024	72%
2008	44,723	6,591	4,194	—	21,047	2,584	34,416	77%
2009	112,756	22,758	11,956	—	58,161	5,533	98,409	87%
2010	136,802	2,353	10,957	—	83,091	7,023	103,423	76%

	325,670	40,058	29,953	—	173,978	17,415	261,405	80%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
United States Sourced Casualty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	14
2006	29	163	9,744	12,815	15,993
2007	134	2,235	4,380	8,667
2008	513	4,416	11,670
2009	1,662	44,020
2010	2,644

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	25
2006	445	12,990	14,046	15,883	19,395
2007	1,192	4,578	10,691	13,939
2008	2,896	13,031	19,358
2009	21,459	59,331
2010	14,247

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	4,959	5,301	4,310	3,712	2,924	2,573
2006	31,196	39,576	36,923	31,041	32,290
2007	50,037	47,761	41,316	37,792
2008	74,227	66,586	65,073
2009	128,892	157,817
2010	143,156
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
United States Sourced Casualty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	80.7%	86.2%	70.1%	60.4%	47.6%	41.9%
2006	88.7%	112.5%	104.9%	88.2%	91.8%
2007	79.3%	75.7%	65.5%	59.9%
2008	76.0%	68.2%	66.6%
2009	72.0%	88.1%
2010	71.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	6,119	6,146	6,146	6,146	6,146	6,146
2006	34,914	35,146	35,191	35,190	35,190
2007	62,576	62,862	63,048	63,077
2008	96,362	97,388	97,649
2009	177,184	179,034
2010	201,623

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—	—				—
2005	4,959	342	(991)	(597)	(789)	(350)					(2,386)
2006	31,196	8,380	(2,653)	(5,882)	1,249						1,094
2007	50,037	(2,275)	(6,445)	(3,524)							(12,245)
2008	74,227	(7,641)	(1,513)								(9,154)
2009	128,892	28,925									28,925
2010	143,156

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	—	—	—	342	7,389	(5,526)	(20,757)	24,787	6,234
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
Workers Compensation
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	29,083	10,527	1,937	—	6,443	119	19,026	65%
2007	201,820	81,913	25,569	—	25,862	823	134,167	66%
2008	255,389	109,635	51,989	—	30,321	1,042	192,988	76%
2009	123,853	35,823	34,309	—	36,071	505	106,709	86%
2010	1,766	272	358	—	836	7	1,473	83%

	611,910	238,171	114,162	—	99,533	2,496	454,363	74%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	756	—	738	—	36	—	774	102%
2007	17,271	—	—	—	3,489	—	3,489	20%
2008	26,812	—	—	—	4,734	—	4,734	18%
2009	15,989	—	2,816	—	4,891	—	7,707	48%
2010	1,797	—	—	—	650	—	650	36%

	62,625	—	3,554	—	13,801	—	17,355	28%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	28,327	10,527	1,199	—	6,407	119	18,252	64%
2007	184,548	81,913	25,569	—	22,372	823	130,677	71%
2008	228,577	109,635	51,989	—	25,587	1,042	188,253	82%
2009	107,865	35,823	31,493	—	31,181	505	99,002	92%
2010	(31)	272	358	—	186	7	823	-2660%

	549,285	238,171	110,608	—	85,732	2,496	437,008	80%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
Workers Compensation
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	321	6,581	6,698	9,045	10,527
2007	9,027	38,427	63,513	81,913
2008	23,720	70,730	109,635
2009	14,752	35,823
2010	272

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	1,797	16,724	10,238	11,854	12,464
2007	17,365	68,463	90,710	107,482
2008	76,641	120,368	161,624
2009	44,300	70,132
2010	630

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	19,398	22,393	17,482	18,245	19,026
2007	127,445	128,309	131,164	134,167
2008	170,261	185,378	192,988
2009	98,365	106,709
2010	1,473
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Long Tail
Workers Compensation
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	66.7%	77.0%	60.1%	62.7%	65.4%
2007	63.1%	63.6%	65.0%	66.5%
2008	66.7%	72.6%	75.6%
2009	79.4%	86.2%
2010	83.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	27,909	29,430	29,134	29,053	29,083
2007	207,462	207,672	202,093	201,820
2008	261,296	256,395	255,389
2009	125,412	123,853
2010	1,766

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—	—				—
2005	—	—	—	—	—	—					—
2006	19,398	2,995	(4,912)	763	782						(372)
2007	127,445	864	2,855	3,003							6,722
2008	170,261	15,117	7,609								22,726
2009	98,365	8,343									8,343
2010	1,473

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	—	—	—	—	2,995	(4,048)	18,735	19,738	37,420
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Other
Agriculture and Other Specialty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	6,766	7,698	12	—	—	—	7,711	114%
2008	417,175	357,897	(108)	—	—	—	357,789	86%
2009	386,644	320,757	2,915	—	(23)	—	323,648	84%
2010	404,681	145,213	103,448	—	57,320	—	305,981	76%

	1,215,265	831,565	106,267	—	57,297	—	995,129	82%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	1,078	953	0	—	—	—	953	88%
2008	60,717	44,701	57	—	—	—	44,758	74%
2009	54,929	38,762	292	—	—	—	39,107	71%
2010	6,796	916	(20)	—	—	—	897	13%

	123,520	85,331	329	—	—	—	85,715	69%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	6,746	12	—	—	—	6,758	119%
2008	356,458	313,196	(165)	—	—	—	313,031	88%
2009	331,714	281,995	2,623	—	(23)	—	284,541	86%
2010	397,885	144,296	103,467	—	57,320	—	305,084	77%

	1,091,745	746,234	105,937	—	57,297	—	909,414	83%
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Other
Agriculture and Other Specialty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	26	276	891	7,698
2008	185,478	354,044	357,897
2009	204,192	320,757
2010	145,213

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	368	276	891	7,711
2008	350,710	363,738	357,789
2009	332,521	323,672
2010	248,660

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	5,903	276	891	7,711
2008	380,307	363,745	357,789
2009	340,564	323,648
2010	305,981
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Other
Agriculture and Other Specialty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%
2007	87.2%	4.1%	13.2%	114.0%
2008	91.2%	87.2%	85.8%
2009	88.1%	83.7%
2010	75.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	6,766	6,766	6,766	6,766
2008	417,175	417,175	417,175
2009	386,897	386,644
2010	404,681

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—	—				—
2005	—	—	—	—	—	—					—
2006	—	—	—	—	—						—
2007	5,903	(5,627)	615	6,820							1,808
2008	380,307	(16,562)	(5,956)								(22,517)
2009	340,564	(16,916)									(16,916)
2010	305,981

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	—	—	—	—	—	(5,627)	(15,947)	(16,051)	(37,625)
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
International Sourced Property
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	5	0	2,276	7%
2003	66,800	19,522	75	—	15	1	19,613	29%
2004	98,669	39,342	876	—	573	22	40,812	41%
2005	94,153	151,973	510	—	4,951	82	157,516	167%
2006	55,413	35,632	334	—	1,917	34	37,917	68%
2007	46,705	39,112	282	—	655	14	40,064	86%
2008	49,819	24,467	2,759	—	1,230	60	28,515	57%
2009	33,262	10,372	2,411	—	613	45	13,440	40%
2010	1,159	0	268	—	911	18	1,197	103%

	480,129	322,691	7,513	—	10,871	276	341,350	71%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,782	41	—	—	0	—	41	2%
2004	2,264	2,418	0	—	0	—	2,418	107%
2005	1,520	—	—	—	—	—	—	0%
2006	5,784	65	41	—	1	—	107	2%
2007	16,021	13,931	—	—	7	—	13,938	87%
2008	16,768	1,742	280	—	53	—	2,075	12%
2009	15,927	780	559	—	194	—	1,532	10%
2010	1,547	0	130	—	243	—	373	24%

	61,960	18,977	1,010	—	498	—	20,484	33%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	33,786	2,270	—	—	5	0	2,276	7%
2003	65,018	19,482	75	—	15	1	19,572	30%
2004	96,405	36,923	876	—	573	22	38,394	40%
2005	92,633	151,973	510	—	4,951	82	157,516	170%
2006	49,629	35,567	292	—	1,916	34	37,809	76%
2007	30,684	25,181	282	—	648	14	26,126	85%
2008	33,051	22,725	2,479	—	1,176	60	26,440	80%
2009	17,335	9,592	1,852	—	419	45	11,908	69%
2010	(388)	0	138	—	668	18	824	-213%

	418,169	303,714	6,503	—	10,373	276	320,866	77%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
International Sourced Property
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270	2,270
2003	59	11,320	15,242	17,243	17,530	18,693	19,493	19,522
2004	3,389	21,744	27,120	31,785	35,281	38,607	39,342
2005	24,273	88,436	136,133	154,211	151,378	151,973
2006	9,315	25,425	35,065	35,320	35,632
2007	11,743	26,713	38,766	39,112
2008	8,544	20,711	24,467
2009	7,448	10,372
2010	0

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270	2,270
2003	13,668	17,295	19,970	23,907	23,915	26,787	25,565	19,597
2004	24,986	43,406	40,245	39,865	40,889	41,097	40,218
2005	146,335	168,087	161,022	159,314	152,775	152,483
2006	40,070	36,051	36,109	36,103	35,966
2007	31,935	42,103	39,636	39,394
2008	30,666	27,633	27,226
2009	13,224	12,782
2010	268

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	13,244	4,577	2,407	2,317	2,279	2,276	2,273	2,273	2,276
2003	32,418	19,402	20,118	24,046	24,049	26,912	25,668	19,613
2004	60,593	40,820	40,788	40,348	41,222	41,240	40,812
2005	191,763	171,707	165,839	164,218	157,393	157,516
2006	55,967	38,734	38,184	38,141	37,917
2007	43,054	42,724	40,028	40,064
2008	44,382	30,706	28,515
2009	18,453	13,440
2010	1,197
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
International Sourced Property
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%	6.7%	6.7%	6.7%
2003	48.5%	29.0%	30.1%	36.0%	36.0%	40.3%	38.4%	29.4%
2004	61.4%	41.4%	41.3%	40.9%	41.8%	41.8%	41.4%
2005	203.7%	182.4%	176.1%	174.4%	167.2%	167.3%
2006	101.0%	69.9%	68.9%	68.8%	68.4%
2007	92.2%	91.5%	85.7%	85.8%
2008	89.1%	61.6%	57.2%
2009	55.5%	40.4%
2010	103.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				17	17	17	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133	34,133	34,133	34,133
2003	66,982	66,717	66,649	66,757	66,735	66,799	66,800	66,800
2004	99,277	98,419	98,476	98,472	98,470	98,661	98,669
2005	94,483	94,028	93,881	93,967	94,147	94,153
2006	55,602	54,896	54,995	55,151	55,413
2007	45,522	46,477	46,676	46,705
2008	50,034	49,790	49,819
2009	33,520	33,262
2010	1,159

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	13,244	(8,667)	(2,170)	(90)	(37)	(3)	(3)	0	3		(10,968)
2003	32,418	(13,016)	716	3,928	3	2,863	(1,244)	(6,055)			(12,804)
2004	60,593	(19,773)	(32)	(440)	875	17	(427)				(19,781)
2005	191,763	(20,056)	(5,868)	(1,621)	(6,825)	123					(34,247)
2006	55,967	(17,234)	(550)	(43)	(224)						(18,051)
2007	43,054	(330)	(2,696)	36							(2,990)
2008	44,382	(13,676)	(2,190)								(15,866)
2009	18,453	(5,012)									(5,012)
2010	1,197

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(8,667)	(15,187)	(19,147)	(16,197)	(23,542)	1,234	(24,466)	(13,747)	(119,719)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
United States Sourced Property
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	10,419	7,061	—	—	1	0	7,063	68%
2006	80,427	2,184	33	—	5	1	2,223	3%
2007	96,997	2,058	—	—	67	2	2,127	2%
2008	84,317	6,690	227	—	474	20	7,410	9%
2009	105,355	5,883	455	—	1,885	73	8,297	8%
2010	125,134	5,481	6,672	—	16,344	687	29,184	23%

	502,649	29,356	7,387	—	18,776	784	56,304	11%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	6,896	4,570	—	—	0	—	4,570	66%
2006	67,323	1,161	23	—	1	—	1,185	2%
2007	89,307	983	—	—	47	—	1,030	1%
2008	46,166	1,855	33	—	186	—	2,075	4%
2009	47,836	341	101	—	788	—	1,230	3%
2010	35,828	45	70	—	3,054	—	3,169	9%

	293,357	8,955	227	—	4,076	—	13,259	5%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	3,523	2,491	—	—	1	0	2,492	71%
2006	13,103	1,023	10	—	4	1	1,038	8%
2007	7,690	1,075	—	—	20	2	1,097	14%
2008	38,151	4,835	194	—	287	20	5,336	14%
2009	57,519	5,542	354	—	1,098	73	7,067	12%
2010	89,306	5,435	6,603	—	13,290	687	26,015	29%

	209,292	20,401	7,160	—	14,700	784	43,046	21%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
United States Sourced Property
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	376	3,761	4,036	5,247	5,823	7,061
2006	428	1,161	1,691	2,280	2,184
2007	350	2,328	2,791	2,058
2008	3,849	6,145	6,690
2009	4,329	5,883
2010	5,481

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	4,074	6,109	7,513	6,848	7,153	7,061
2006	1,122	2,442	2,531	2,587	2,217
2007	978	2,821	2,841	2,058
2008	6,112	6,791	6,916
2009	7,498	6,338
2010	12,153

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	10,409	6,717	7,672	6,917	7,176	7,063
2006	13,850	4,712	2,976	2,669	2,223
2007	11,877	4,410	3,260	2,127
2008	18,860	9,012	7,410
2009	19,683	8,297
2010	29,184
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
United States Sourced Property
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	99.9%	64.5%	73.6%	66.4%	68.9%	67.8%
2006	17.2%	5.9%	3.7%	3.3%	2.8%
2007	12.2%	4.5%	3.4%	2.2%
2008	22.4%	10.7%	8.8%
2009	18.7%	7.9%
2010	23.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	10,321	10,384	10,388	10,391	10,419	10,419
2006	80,347	80,386	80,454	80,427	80,427
2007	97,111	97,010	96,997	96,997
2008	84,371	84,401	84,317
2009	105,458	105,355
2010	125,134

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—	—				—
2005	10,409	(3,692)	955	(755)	260	(114)					(3,346)
2006	13,850	(9,138)	(1,736)	(307)	(446)						(11,627)
2007	11,877	(7,467)	(1,150)	(1,133)							(9,750)
2008	18,860	(9,849)	(1,601)								(11,450)
2009	19,683	(11,386)									(11,386)
2010	29,184

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	—	—	—	(3,692)	(8,183)	(9,958)	(11,046)	(14,680)	(47,559)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Directors and Officers
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	7,173	1,253	51	304	—	5	1,614	23%
2003	46,746	14,731	4,421	240	257	74	19,722	42%
2004	74,634	20,007	2,163	2,100	5,703	149	30,122	40%
2005	81,476	19,790	2,934	—	7,615	158	30,498	37%
2006	60,612	6,644	3,651	1,001	12,030	250	23,575	39%
2007	53,331	6,936	4,151	9,150	12,764	391	33,393	63%
2008	57,926	6,727	7,786	11,460	19,320	578	45,872	79%
2009	62,234	3,436	3,740	2,527	31,887	572	42,163	68%
2010	86,078	1,444	1,290	563	52,264	812	56,372	65%

	530,211	80,968	30,187	27,344	141,842	2,991	283,331	53%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%
2009	13	—	—	—	8	—	8	64%
2010	0	—	—	—	0	—	0	141%

	13	—	—	—	8	—	8	64%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	7,173	1,253	51	304	—	5	1,614	23%
2003	46,746	14,731	4,421	240	257	74	19,722	42%
2004	74,634	20,007	2,163	2,100	5,703	149	30,122	40%
2005	81,476	19,790	2,934	—	7,615	158	30,498	37%
2006	60,612	6,644	3,651	1,001	12,030	250	23,575	39%
2007	53,331	6,936	4,151	9,150	12,764	391	33,393	63%
2008	57,926	6,727	7,786	11,460	19,320	578	45,872	79%
2009	62,221	3,436	3,740	2,527	31,879	572	42,155	68%
2010	86,078	1,444	1,290	563	52,264	812	56,372	65%

	530,198	80,968	30,187	27,344	141,833	2,991	283,323	53%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Directors and Officers
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	108	2	2	379	648	735	970	1,253
2003	130	227	619	2,943	6,675	8,905	12,571	14,731
2004	3	858	2,181	8,795	15,043	17,084	20,007
2005	8	1,175	3,171	10,692	15,523	19,790
2006	109	176	471	2,724	6,644
2007	44	1,481	4,256	6,936
2008	290	1,723	6,727
2009	391	3,436
2010	1,444

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	110	242	1,824	4,725	4,692	1,685	1,568	1,609
2003	132	3,817	6,145	18,588	14,451	16,678	19,544	19,392
2004	1,269	13,537	26,876	24,383	24,925	25,646	24,269
2005	835	7,659	16,866	20,363	22,040	22,724
2006	567	4,378	5,504	7,374	11,295
2007	2,749	12,611	20,493	20,237
2008	997	13,427	25,973
2009	1,067	9,703
2010	3,296

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	3,467	3,263	14,378	5,147	5,551	1,891	1,603	1,614
2003	25,520	27,010	16,275	22,779	21,410	19,253	20,523	19,722
2004	53,718	50,268	48,391	37,942	32,168	32,343	30,122
2005	47,179	35,655	39,930	34,829	32,015	30,498
2006	35,515	32,583	29,875	25,878	23,575
2007	35,435	41,861	41,382	33,393
2008	39,367	41,593	45,872
2009	40,234	42,163
2010	56,372
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Directors and Officers
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	48.3%	45.5%	200.4%	71.8%	77.4%	26.4%	22.3%	22.5%
2003	54.6%	57.8%	34.8%	48.7%	45.8%	41.2%	43.9%	42.2%
2004	72.0%	67.4%	64.8%	50.8%	43.1%	43.3%	40.4%
2005	57.9%	43.8%	49.0%	42.7%	39.3%	37.4%
2006	58.6%	53.8%	49.3%	42.7%	38.9%
2007	66.4%	78.5%	77.6%	62.6%
2008	68.0%	71.8%	79.2%
2009	64.6%	67.7%
2010	65.5%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	5,326	7,125	7,158	7,171	7,173	7,174	7,173	7,173
2003	45,577	46,034	46,583	46,701	46,722	46,741	46,738	46,746
2004	72,610	73,843	74,347	74,386	74,532	74,578	74,634
2005	77,970	79,817	80,607	81,169	81,404	81,476
2006	59,235	60,566	60,427	60,558	60,612
2007	53,864	52,472	53,175	53,331
2008	55,565	58,188	57,926
2009	59,171	62,234
2010	86,078

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	3,467	(204)	11,115	(9,231)	403	(3,660)	(288)	11		1,614
2003	25,520	1,490	(10,735)	6,505	(1,369)	(2,157)	1,270	(801)			(5,798)
2004	53,718	(3,450)	(1,877)	(10,449)	(5,774)	175	(2,221)				(23,596)
2005	47,179	(11,524)	4,275	(5,101)	(2,814)	(1,517)					(16,681)
2006	35,515	(2,932)	(2,708)	(3,997)	(2,303)						(11,939)
2007	35,435	6,427	(479)	(7,990)							(2,042)
2008	39,367	2,226	4,278								6,505
2009	40,234	1,929									1,929
2010	56,372

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	3,467	1,286	(3,070)	(16,128)	(10,071)	(12,973)	(3,906)	(8,614)	(50,009)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Motor
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	13,328	7,612	0	—	118	2	7,732	58%
2003	64,610	29,582	204	16	12,224	187	42,213	65%
2004	35,961	20,418	406	—	2,811	48	23,683	66%
2005	29,833	14,340	1,585	—	629	33	16,588	56%
2006	23,715	17,250	2,163	—	1,390	53	20,857	88%
2007	20,205	11,865	809	—	1,942	41	14,657	73%
2008	15,151	5,944	2,131	—	1,489	54	9,618	63%
2009	16,826	3,657	3,887	649	4,947	142	13,283	79%
2010	34,012	6,791	3,224	—	14,842	271	25,129	74%

	253,641	117,459	14,410	665	40,392	832	173,758	69%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,521	1,200	30	—	8	—	1,238	81%
2004	2,739	1,099	50	—	24	—	1,173	43%
2005	2,910	1,537	39	—	97	—	1,673	58%
2006	1,432	—	—	—	89	—	89	6%
2007	183	—	—	—	37	—	37	20%
2008	372	—	—	—	89	—	89	24%
2009	318	—	—	—	171	—	171	54%
2010	484	—	—	—	373	—	373	77%

	9,957	3,836	119	—	887	—	4,843	49%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	13,328	7,612	0	—	118	2	7,732	58%
2003	63,089	28,382	174	16	12,216	187	40,975	65%
2004	33,222	19,319	356	—	2,787	48	22,510	68%
2005	26,923	12,803	1,546	—	532	33	14,914	55%
2006	22,283	17,250	2,163	—	1,301	53	20,768	93%
2007	20,022	11,865	809	—	1,904	41	14,620	73%
2008	14,780	5,944	2,131	—	1,400	54	9,530	64%
2009	16,508	3,657	3,887	649	4,776	142	13,111	79%
2010	33,528	6,791	3,224	—	14,469	271	24,756	74%

	243,684	113,623	14,291	665	39,504	832	168,915	69%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Motor
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	4,082	5,434	6,559	7,085	7,394	7,611	7,612	7,612
2003	9,383	15,905	18,198	21,687	23,617	25,226	26,196	29,582
2004	6,951	13,904	18,673	21,244	22,385	23,363	20,418
2005	2,065	7,716	10,632	12,720	13,819	14,340
2006	2,958	10,308	14,057	16,019	17,250
2007	2,674	7,767	10,233	11,865
2008	1,175	4,247	5,944
2009	1,065	3,657
2010	6,791

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	6,145	7,035	7,554	7,136	7,419	7,612	7,612	7,612
2003	14,456	23,331	23,213	24,095	26,421	26,949	26,673	29,802
2004	12,797	21,850	23,504	24,667	24,042	24,142	20,824
2005	5,516	12,756	14,674	15,097	15,314	15,925
2006	4,388	18,550	19,940	20,166	19,413
2007	5,874	11,368	11,767	12,674
2008	2,611	7,010	8,075
2009	3,154	8,193
2010	10,016

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	8,634	10,262	10,211	10,802	10,413	9,936	9,206	7,732
2003	38,896	38,825	34,979	40,775	40,689	39,909	38,425	42,213
2004	26,136	25,401	26,667	27,223	25,657	26,123	23,683
2005	17,784	16,049	17,472	15,504	16,335	16,588
2006	18,278	22,158	22,511	22,219	20,857
2007	12,197	14,212	13,916	14,657
2008	8,547	9,533	9,618
2009	11,763	13,283
2010	25,129
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Motor
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	64.8%	77.0%	76.6%	81.0%	78.1%	74.5%	69.1%	58.0%
2003	60.2%	60.1%	54.1%	63.1%	63.0%	61.8%	59.5%	65.3%
2004	72.7%	70.6%	74.2%	75.7%	71.3%	72.6%	65.9%
2005	59.6%	53.8%	58.6%	52.0%	54.8%	55.6%
2006	77.1%	93.4%	94.9%	93.7%	87.9%
2007	60.4%	70.3%	68.9%	72.5%
2008	56.4%	62.9%	63.5%
2009	69.9%	78.9%
2010	73.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	12,801	13,375	13,337	13,327	13,329	13,329	13,328	13,328
2003	61,323	65,558	64,758	64,639	64,630	64,628	64,622	64,610
2004	36,317	35,968	35,978	35,970	35,967	35,960	35,961
2005	27,967	29,904	29,832	29,827	29,823	29,833
2006	25,143	23,761	23,755	23,753	23,715
2007	20,598	20,293	20,265	20,205
2008	13,383	14,334	15,151
2009	15,635	16,826
2010	34,012

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	8,634	1,628	(51)	590	(388)	(477)	(731)	(1,474)		7,732
2003	38,896	(71)	(3,847)	5,796	(86)	(780)	(1,484)	3,787			3,317
2004	26,136	(734)	1,266	556	(1,567)	466	(2,440)				(2,453)
2005	17,784	(1,734)	1,422	(1,968)	830	253					(1,196)
2006	18,278	3,880	353	(292)	(1,362)						2,579
2007	12,197	2,015	(295)	741							2,460
2008	8,547	985	85								1,071
2009	11,763	1,519									1,519
2010	25,129

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	8,634	1,558	(4,632)	5,918	5,385	(2,424)	(520)	1,110	15,028
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Other
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1	0	—	—	0	0	0	14%
2002	73,050	38,175	2,923	4,955	8,503	246	54,802	75%
2003	210,941	102,603	11,615	4,806	39,646	841	159,512	76%
2004	228,360	75,026	11,389	2,075	43,333	852	132,674	58%
2005	230,151	64,073	15,932	9,610	42,571	1,022	133,207	58%
2006	195,577	35,829	21,076	2,876	45,612	1,043	106,437	54%
2007	140,283	26,140	21,057	6,837	49,703	1,164	104,900	75%
2008	123,779	25,018	14,331	3,895	53,499	1,076	97,819	79%
2009	127,204	16,970	14,118	2,755	66,490	1,250	101,584	80%
2010	142,414	2,963	9,115	2,329	99,855	1,669	115,931	81%

	1,471,761	386,798	121,555	40,137	449,213	9,164	1,006,866	68%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	—	—	—	—	—	—	—	0%
2008	—	—	—	—	—	—	—	0%
2009	124	—	—	—	83	—	83	67%
2010	151	—	—	—	119	—	119	79%

	275	—	—	—	202	—	202	73%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1	0	—	—	0	0	0	14%
2002	73,050	38,175	2,923	4,955	8,503	246	54,802	75%
2003	210,941	102,603	11,615	4,806	39,646	841	159,512	76%
2004	228,360	75,026	11,389	2,075	43,333	852	132,674	58%
2005	230,151	64,073	15,932	9,610	42,571	1,022	133,207	58%
2006	195,577	35,829	21,076	2,876	45,612	1,043	106,437	54%
2007	140,283	26,140	21,057	6,837	49,703	1,164	104,900	75%
2008	123,779	25,018	14,331	3,895	53,499	1,076	97,819	79%
2009	127,081	16,970	14,118	2,755	66,407	1,250	101,501	80%
2010	142,263	2,963	9,115	2,329	99,736	1,669	115,811	81%

	1,471,486	386,798	121,555	40,137	449,011	9,164	1,006,664	68%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	1	824	3,925	6,953	22,478	22,325	29,286	36,087	38,175
2003	1,154	8,147	23,631	34,837	57,597	71,286	80,386	102,603
2004	5,338	13,178	23,129	41,449	56,659	71,943	75,026
2005	3,317	14,290	25,202	42,445	55,619	64,073
2006	3,646	9,883	18,247	26,487	35,829
2007	1,269	7,943	16,040	26,140
2008	855	9,582	25,018
2009	2,346	16,970
2010	2,963

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	9	9,954	17,114	45,800	54,054	51,207	52,660	50,316	46,053
2003	14,837	30,998	53,867	64,727	91,774	99,402	112,087	119,025
2004	16,500	29,167	47,214	63,302	86,974	93,343	88,490
2005	11,606	27,817	51,067	66,802	85,508	89,614
2006	10,664	25,130	38,157	56,603	59,781
2007	9,411	23,907	42,638	54,033
2008	6,058	28,860	43,245
2009	9,469	33,843
2010	14,406

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				1	1	0	0	0	0	0
2002	50,623	52,988	52,608	62,436	66,688	62,212	66,644	60,456	54,802
2003	150,475	144,817	153,515	142,476	149,612	147,092	147,457	159,512
2004	158,203	143,785	138,323	137,365	150,058	147,892	132,674
2005	141,616	132,813	136,333	134,342	137,909	133,207
2006	125,214	120,767	116,428	117,701	106,437
2007	92,582	96,945	98,440	104,900
2008	82,710	91,751	97,819
2009	89,392	101,584
2010	115,931
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Casualty Other
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				51.5%	42.3%	34.2%	27.7%	22.0%	19.7%	13.9%
2002	69.3%	72.5%	72.0%	85.5%	91.3%	85.2%	91.2%	82.8%	75.0%
2003	71.3%	68.7%	72.8%	67.5%	70.9%	69.7%	69.9%	75.6%
2004	69.3%	63.0%	60.6%	60.2%	65.7%	64.8%	58.1%
2005	61.5%	57.7%	59.2%	58.4%	59.9%	57.9%
2006	64.0%	61.7%	59.5%	60.2%	54.4%
2007	66.0%	69.1%	70.2%	74.8%
2008	66.8%	74.1%	79.0%
2009	70.3%	79.9%
2010	81.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				1	1	1	1	1	1	1
2002	82,850	70,614	71,115	81,547	75,314	75,163	72,932	73,041	73,050
2003	211,836	209,287	211,246	211,671	211,643	210,588	210,960	210,941
2004	223,453	227,338	228,253	226,407	226,504	228,164	228,360
2005	224,209	227,192	226,323	227,035	230,614	230,151
2006	193,012	193,945	194,523	196,613	195,577
2007	144,970	138,366	138,222	140,283
2008	126,382	123,136	123,779
2009	127,417	127,204
2010	142,414

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				1	(0)	(0)	(0)	(0)	(0)	(0)	0
2002	50,623	2,364	(379)	9,828	4,252	(4,477)	4,432	(6,188)	(5,654)		4,179
2003	150,475	(5,659)	8,699	(11,039)	7,136	(2,520)	365	12,055			9,037
2004	158,203	(14,417)	(5,462)	(958)	12,693	(2,166)	(15,218)				(25,529)
2005	141,616	(8,803)	3,521	(1,991)	3,567	(4,703)					(8,409)
2006	125,214	(4,447)	(4,339)	1,272	(11,263)						(18,777)
2007	92,582	4,363	1,495	6,460							12,318
2008	82,710	9,041	6,069								15,109
2009	89,392	12,192									12,192
2010	115,931

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	2,364	(6,037)	4,109	(21,053)	774	12,638	7,386	(62)	120
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	947	1,936	—	6,374	125	9,382	66%
2003	35,934	21,367	3,672	—	3,677	110	28,827	80%
2004	49,416	22,931	6,239	—	9,983	243	39,397	80%
2005	71,721	43,350	5,137	—	4,893	150	53,531	75%
2006	128,225	40,591	6,813	—	9,567	246	57,217	45%
2007	24,004	1,816	307	—	2,604	44	4,771	20%
2008	300	—	—	—	200	3	203	68%
2009	—	—	—	—	—	—	—	0%
2010	3,628	—	1,056	106	2,440	54	3,657	101%

	327,488	131,003	25,161	106	39,739	975	196,985	60%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	228	44	—	0	—	272	7183%
2005	1,775	625	132	—	42	—	799	45%
2006	2,783	—	—	—	115	—	115	4%
2007	42	—	—	—	11	—	11	27%
2008	—	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%

	4,604	853	176	—	168	—	1,198	26%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	947	1,936	—	6,374	125	9,382	66%
2003	35,934	21,367	3,672	—	3,677	110	28,827	80%
2004	49,412	22,704	6,195	—	9,983	243	39,125	79%
2005	69,947	42,725	5,005	—	4,851	150	52,732	75%
2006	125,442	40,591	6,813	—	9,452	246	57,102	46%
2007	23,962	1,816	307	—	2,593	44	4,759	20%
2008	300	—	—	—	200	3	203	68%
2009	—	—	—	—	—	—	—	0%
2010	3,628	—	1,056	106	2,440	54	3,657	101%

	322,884	130,150	24,985	106	39,571	975	195,787	61%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	98	122	266	318	424	906	947
2003	59	6,934	12,550	16,633	18,762	19,957	20,732	21,367
2004	3,306	9,835	14,376	16,905	19,362	22,028	22,931
2005	1,474	20,008	27,019	34,592	39,890	43,350
2006	2,781	21,080	29,847	36,252	40,591
2007	828	1,241	1,580	1,816
2008	—	—	—
2009	—	—
2010	—

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629	2,598	2,787	2,883
2003	2,178	16,794	21,018	23,761	24,610	24,331	24,611	25,040
2004	10,687	21,365	26,104	27,585	28,752	28,628	29,170
2005	5,750	43,224	44,239	48,142	50,874	48,487
2006	6,769	30,412	36,108	40,105	47,404
2007	1,069	1,391	1,637	2,123
2008	—	—	—
2009	—	—
2010	1,163

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	7,886	9,450	11,229	11,112	11,182	11,146	10,745	10,189	9,382
2003	30,726	35,646	34,130	30,804	30,782	29,479	29,097	28,827
2004	41,855	45,963	41,173	41,248	40,518	39,380	39,397
2005	43,844	59,980	56,342	56,394	56,274	53,531
2006	59,027	65,600	56,400	53,166	57,217
2007	11,480	7,124	5,212	4,771
2008	203	203	203
2009	—	—
2010	3,657
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
Workers Compensation (Predominantly Ground Up Pro Rata)
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	55.3%	66.3%	78.7%	77.9%	78.4%	78.2%	75.4%	71.5%	65.8%
2003	85.5%	99.2%	95.0%	85.7%	85.7%	82.0%	81.0%	80.2%
2004	84.7%	93.0%	83.3%	83.5%	82.0%	79.7%	79.7%
2005	61.1%	83.6%	78.6%	78.6%	78.5%	74.6%
2006	46.0%	51.2%	44.0%	41.5%	44.6%
2007	47.8%	29.7%	21.7%	19.9%
2008	67.8%	67.8%	67.8%
2009	0.0%	0.0%
2010	100.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246	14,254	14,259	14,259
2003	34,623	35,717	37,284	36,077	36,001	35,899	35,934	35,934
2004	50,952	50,438	49,555	49,475	49,383	49,412	49,416
2005	53,497	73,528	73,644	73,130	73,305	71,721
2006	122,779	131,198	129,112	129,188	128,225
2007	24,172	24,003	24,005	24,004
2008	300	300	300
2009	—	—
2010	3,628

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	7,886	1,564	1,779	(117)	70	(36)	(402)	(556)	(807)		1,496
2003	30,726	4,919	(1,516)	(3,326)	(22)	(1,303)	(382)	(271)			(1,900)
2004	41,855	4,108	(4,790)	75	(730)	(1,139)	17				(2,458)
2005	43,844	16,135	(3,638)	52	(119)	(2,743)					9,687
2006	59,027	6,573	(9,200)	(3,235)	4,051						(1,810)
2007	11,480	(4,356)	(1,912)	(441)							(6,709)
2008	203	—	—								—
2009	—	—									—
2010	3,657

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	1,564	6,698	2,475	8,090	2,952	(15,938)	(7,342)	(194)	(1,694)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
Agriculture and Other Specialty
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	1	0	1	0%
2003	2,327	—	—	—	1	0	1	0%
2004	16,572	1,782	88	—	0	1	1,871	11%
2005	51,979	29,300	—	—	78	1	29,380	57%
2006	119,486	72,122	—	—	1,677	25	73,824	62%
2007	147,243	87,559	14	—	2,618	39	90,230	61%
2008	23,342	7,331	64	—	2,734	42	10,171	44%
2009	17,930	5,518	4	—	3,047	46	8,616	48%
2010	22,316	1,125	1,221	—	13,459	220	16,025	72%

	404,949	204,738	1,390	—	23,616	375	230,119	57%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	71	—	—	—	—	—	—	0%
2002	3,682	—	—	—	1	0	1	0%
2003	2,327	—	—	—	1	0	1	0%
2004	16,572	1,782	88	—	0	1	1,871	11%
2005	51,979	29,300	—	—	78	1	29,380	57%
2006	118,645	72,122	—	—	1,677	25	73,824	62%
2007	145,254	87,559	14	—	2,618	39	90,230	62%
2008	22,870	7,331	64	—	2,734	42	10,171	44%
2009	17,930	5,518	4	—	3,047	46	8,616	48%
2010	22,316	1,125	1,221	—	13,459	220	16,025	72%

	401,647	204,738	1,390	—	23,616	375	230,119	57%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
Agriculture and Other Specialty
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	704	1,630	1,666	1,686	1,686	1,686	1,782
2005	4,073	29,191	29,232	29,315	29,297	29,300
2006	840	72,752	72,790	72,107	72,122
2007	626	86,889	87,535	87,559
2008	1,748	7,128	7,331
2009	1,162	5,518
2010	1,125

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	923	1,831	1,867	1,844	1,844	1,844	1,869
2005	5,008	29,252	29,232	29,315	29,297	29,300
2006	842	72,753	72,790	72,107	72,122
2007	765	86,891	87,537	87,573
2008	1,748	7,297	7,395
2009	1,531	5,523
2010	2,346

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	460	287	206	125	25	2	1	1
2003	823	477	349	256	141	28	3	1
2004	12,710	11,387	9,220	6,513	4,196	1,919	1,871
2005	42,654	36,068	34,262	32,636	30,923	29,380
2006	77,873	79,978	77,755	75,569	73,824
2007	115,237	92,144	91,708	90,230
2008	17,744	10,931	10,171
2009	12,986	8,616
2010	16,025
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
Agriculture and Other Specialty
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	12.5%	7.8%	5.6%	3.4%	0.7%	0.0%	0.0%	0.0%
2003	35.4%	20.5%	15.0%	11.0%	6.1%	1.2%	0.1%	0.0%
2004	76.7%	68.7%	55.6%	39.3%	25.3%	11.6%	11.3%
2005	82.1%	69.4%	65.9%	62.8%	59.5%	56.5%
2006	65.2%	66.9%	65.1%	63.2%	61.8%
2007	78.3%	62.6%	62.3%	61.3%
2008	76.0%	46.8%	43.6%
2009	72.4%	48.1%
2010	71.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				71	71	71	71	71	71	71
2002	—	3,650	3,677	3,685	3,682	3,682	3,682	3,682	3,682
2003	3,366	2,323	2,327	2,327	2,327	2,327	2,327	2,327
2004	17,231	16,406	16,444	16,544	16,615	16,569	16,572
2005	50,542	52,302	52,045	52,039	52,020	51,979
2006	119,471	119,289	119,513	119,495	119,486
2007	142,663	147,110	147,239	147,243
2008	22,963	23,410	23,342
2009	18,269	17,930
2010	22,316

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	460	(173)	(81)	(81)	(100)	(24)	(1)	(0)		1
2003	823	(346)	(128)	(92)	(115)	(113)	(25)	(2)			(822)
2004	12,710	(1,322)	(2,167)	(2,707)	(2,317)	(2,277)	(48)				(10,839)
2005	42,654	(6,586)	(1,806)	(1,626)	(1,713)	(1,543)					(13,274)
2006	77,873	2,105	(2,222)	(2,187)	(1,745)						(4,049)
2007	115,237	(23,094)	(436)	(1,478)							(25,007)
2008	17,744	(6,813)	(760)								(7,573)
2009	12,986	(4,370)									(4,370)
2010	16,025

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	460	(519)	(1,532)	(8,926)	(2,622)	(29,396)	(13,451)	(9,946)	(65,933)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Marine and Aerospace
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	0	—	—	—	—	—	—	0%
2002	42,832	20,320	850	—	85	14	21,269	50%
2003	124,043	44,329	3,003	—	865	58	48,255	39%
2004	175,854	88,062	6,022	—	2,376	126	96,586	55%
2005	224,494	315,874	25,413	373	6,638	486	348,785	155%
2006	202,934	64,173	20,154	1,447	4,804	396	90,975	45%
2007	112,564	54,859	23,232	1,422	1,215	388	81,115	72%
2008	78,681	27,143	14,900	891	10,640	396	53,971	69%
2009	51,999	13,448	10,202	4,850	7,552	339	36,392	70%
2010	48,651	4,564	5,829	1,036	19,250	392	31,071	64%

	1,062,051	632,774	109,605	10,019	53,425	2,596	808,418	76%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	2,902	—	—	—	0	—	0	0%
2007	3,921	2,478	39	—	—	—	2,517	64%
2008	3,195	—	—	—	—	—	—	0%
2009	2,185	—	—	—	—	—	—	0%
2010	1,760	—	—	—	—	—	—	0%

	13,963	2,478	39	—	0	—	2,517	18%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	0	—	—	—	—	—	—	0%
2002	42,832	20,320	850	—	85	14	21,269	50%
2003	124,043	44,329	3,003	—	865	58	48,255	39%
2004	175,854	88,062	6,022	—	2,376	126	96,586	55%
2005	224,494	315,874	25,413	373	6,638	486	348,785	155%
2006	200,032	64,173	20,154	1,447	4,803	396	90,974	45%
2007	108,642	52,381	23,192	1,422	1,215	388	78,598	72%
2008	75,486	27,143	14,900	891	10,640	396	53,971	71%
2009	49,814	13,448	10,202	4,850	7,552	339	36,392	73%
2010	46,891	4,564	5,829	1,036	19,250	392	31,071	66%

	1,048,088	630,296	109,566	10,019	53,424	2,596	805,901	77%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Marine and Aerospace
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	408	11,875	16,720	17,841	19,027	19,643	20,187	20,743	20,320
2003	9,693	26,060	33,763	37,443	41,656	43,823	44,590	44,329
2004	9,466	45,861	64,584	79,517	83,219	86,077	88,062
2005	20,677	140,563	222,416	262,215	296,123	315,874
2006	6,484	23,365	41,915	54,513	64,173
2007	8,807	27,874	43,623	54,859
2008	7,063	20,682	27,143
2009	4,000	13,448
2010	4,564

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	4,394	20,626	23,217	22,075	21,729	21,632	21,824	21,887	21,170
2003	28,374	47,442	47,681	48,894	49,832	48,602	48,372	47,332
2004	37,332	86,589	96,152	100,206	96,596	96,018	94,084
2005	166,686	297,638	317,696	336,771	347,872	341,661
2006	22,157	54,964	79,255	81,306	85,775
2007	26,699	62,958	72,653	79,512
2008	19,408	35,826	42,934
2009	13,488	28,500
2010	11,429

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	0	—	—	—	—
2002	34,096	27,503	24,750	22,210	21,757	21,832	21,879	21,907	21,269
2003	78,244	66,368	51,499	49,432	50,172	49,105	49,115	48,255
2004	113,637	113,497	102,385	102,099	97,377	98,354	96,586
2005	248,497	329,050	324,431	336,106	348,227	348,785
2006	92,442	84,646	90,674	86,969	90,975
2007	64,909	74,587	77,593	81,115
2008	54,445	50,651	53,971
2009	37,304	36,392
2010	31,071
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Marine and Aerospace
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	5.5%	0.0%	0.0%	0.0%	0.0%
2002	79.6%	64.2%	57.8%	51.9%	50.8%	51.0%	51.1%	51.1%	49.7%
2003	63.1%	53.5%	41.5%	39.9%	40.4%	39.6%	39.6%	38.9%
2004	64.6%	64.5%	58.2%	58.1%	55.4%	55.9%	54.9%
2005	110.7%	146.6%	144.5%	149.7%	155.1%	155.4%
2006	45.6%	41.7%	44.7%	42.9%	44.8%
2007	57.7%	66.3%	68.9%	72.1%
2008	69.2%	64.4%	68.6%
2009	71.7%	70.0%
2010	63.9%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	10,188	41,015	42,620	42,808	42,872	42,832	42,832	42,832	42,832
2003	118,519	119,655	123,249	123,880	123,955	123,941	123,989	124,043
2004	164,808	172,127	174,890	175,351	175,404	175,366	175,854
2005	239,451	226,243	226,869	227,501	226,872	224,494
2006	196,029	200,228	203,196	202,695	202,934
2007	111,706	114,319	114,097	112,564
2008	76,835	78,072	78,681
2009	49,978	51,999
2010	48,651

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	0	(0)	—	—	—	—
2002	34,096	(6,593)	(2,752)	(2,540)	(454)	75	47	29	(638)		(12,826)
2003	78,244	(11,876)	(14,869)	(2,066)	739	(1,067)	10	(860)			(29,989)
2004	113,637	(140)	(11,113)	(285)	(4,723)	978	(1,768)				(17,051)
2005	248,497	80,553	(4,619)	11,676	12,120	558					100,288
2006	92,442	(7,796)	6,028	(3,704)	4,005						(1,467)
2007	64,909	9,678	3,006	3,523							16,207
2008	54,445	(3,794)	3,320								(474)
2009	37,304	(913)									(913)
2010	31,071

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(6,593)	(14,628)	(17,550)	66,920	(11,886)	21,639	8,644	7,226	53,774
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Property
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	335	0	—	0	0	336	29%
2002	229,391	50,781	130	—	1,150	19	52,080	23%
2003	516,736	128,630	4,740	—	2,683	111	136,165	26%
2004	725,782	354,155	4,306	1,087	8,170	204	367,922	51%
2005	701,736	808,609	15,565	4,179	10,969	463	839,784	120%
2006	635,882	187,973	7,249	846	9,121	258	205,448	32%
2007	542,576	134,454	5,449	604	5,470	173	146,150	27%
2008	508,566	231,495	39,030	1,145	11,101	769	283,540	56%
2009	510,422	73,327	22,156	1,149	20,257	653	117,542	23%
2010	544,411	44,003	73,192	4,939	155,367	3,374	280,875	52%

	4,916,663	2,013,762	171,816	13,950	224,288	6,025	2,429,841	49%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(1)	—	—	—	(179)	-1%
2003	5,939	—	—	—	—	—	—	0%
2004	5,798	5,920	—	—	0	—	5,920	102%
2005	6,274	6,124	—	—	0	—	6,124	98%
2006	5,931	—	—	—	0	—	0	0%
2007	19,969	—	—	—	—	—	—	0%
2008	16,039	—	—	—	—	—	—	0%
2009	4,990	—	—	—	—	—	—	0%
2010	2,100	—	—	—	—	—	—	0%

	93,035	11,866	(1)	—	0	—	11,865	13%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	335	0	—	0	0	336	29%
2002	203,398	50,960	131	—	1,150	19	52,259	26%
2003	510,797	128,630	4,740	—	2,683	111	136,165	27%
2004	719,984	348,235	4,306	1,087	8,170	204	362,002	50%
2005	695,462	802,485	15,565	4,179	10,969	463	833,660	120%
2006	629,952	187,973	7,249	846	9,121	258	205,448	33%
2007	522,607	134,454	5,449	604	5,470	173	146,150	28%
2008	492,527	231,495	39,030	1,145	11,101	769	283,540	58%
2009	505,432	73,327	22,156	1,149	20,257	653	117,542	23%
2010	542,311	44,003	73,192	4,939	155,367	3,374	280,875	52%

	4,823,629	2,001,897	171,816	13,950	224,288	6,025	2,417,976	50%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Property
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				311	282	288	247	295	314	335
2002	4,140	30,526	38,201	40,399	47,929	49,100	50,013	50,357	50,781
2003	33,186	86,308	109,718	120,234	127,813	130,179	130,812	128,630
2004	99,001	257,356	310,945	332,172	341,983	348,247	354,155
2005	238,913	554,862	716,107	779,387	815,104	808,609
2006	37,863	121,508	158,802	174,051	187,973
2007	33,580	104,916	125,040	134,454
2008	91,079	191,501	231,495
2009	28,396	73,327
2010	44,003

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				375	297	297	251	295	314	335
2002	44,587	58,185	51,144	46,415	52,455	51,329	50,743	50,655	50,911
2003	91,258	135,239	137,060	139,218	138,146	138,602	137,797	133,370
2004	225,589	349,171	355,979	355,975	356,006	356,612	359,548
2005	600,358	830,546	858,678	858,826	851,105	828,353
2006	105,238	157,738	172,575	184,778	196,068
2007	95,270	150,048	141,744	140,507
2008	208,573	252,251	271,670
2009	64,836	96,632
2010	122,134

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				369	297	297	251	296	315	336
2002	91,987	74,574	54,902	48,349	54,057	52,911	52,071	51,937	52,080
2003	255,575	182,828	150,938	146,160	143,162	142,695	141,413	136,165
2004	469,847	420,212	370,077	367,703	365,098	365,063	367,922
2005	836,907	878,007	871,899	868,110	863,368	839,784
2006	229,901	186,156	184,606	195,349	205,448
2007	188,393	169,485	148,285	146,150
2008	311,739	288,190	283,540
2009	149,792	117,542
2010	280,875
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Property
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				31.8%	25.6%	25.6%	21.7%	25.5%	27.1%	28.9%
2002	40.1%	32.5%	23.9%	21.1%	23.6%	23.1%	22.7%	22.6%	22.7%
2003	49.5%	35.4%	29.2%	28.3%	27.7%	27.6%	27.4%	26.4%
2004	64.7%	57.9%	51.0%	50.7%	50.3%	50.3%	50.7%
2005	119.3%	125.1%	124.2%	123.7%	123.0%	119.7%
2006	36.2%	29.3%	29.0%	30.7%	32.3%
2007	34.7%	31.2%	27.3%	26.9%
2008	61.3%	56.7%	55.8%
2009	29.3%	23.0%
2010	51.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				1,182	1,160	1,160	1,160	1,160	1,160	1,160
2002	197,944	226,110	228,002	228,603	228,596	228,632	229,410	229,469	229,391
2003	512,196	520,096	515,219	513,734	514,977	516,717	516,719	516,736
2004	708,200	721,514	721,359	725,093	725,677	725,493	725,782
2005	702,658	700,440	704,185	703,948	701,664	701,736
2006	612,135	630,949	635,702	635,958	635,882
2007	543,208	543,633	542,300	542,576
2008	507,655	509,541	508,566
2009	511,634	510,422
2010	544,411

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				369	(71)	(0)	(46)	45	19	21	336
2002	91,987	(17,413)	(19,671)	(6,553)	5,708	(1,146)	(840)	(134)	143		(39,906)
2003	255,575	(72,747)	(31,890)	(4,777)	(2,998)	(468)	(1,282)	(5,248)			(119,410)
2004	469,847	(49,635)	(50,135)	(2,374)	(2,605)	(35)	2,859				(101,925)
2005	836,907	41,100	(6,108)	(3,790)	(4,742)	(23,584)					2,877
2006	229,901	(43,746)	(1,550)	10,743	10,099						(24,454)
2007	188,393	(18,908)	(21,200)	(2,135)							(42,243)
2008	311,739	(23,549)	(4,650)								(28,199)
2009	149,792	(32,250)									(32,250)
2010	280,875

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(17,413)	(92,050)	(88,149)	(8,105)	(56,417)	(28,116)	(40,181)	(54,744)	(385,176)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Surety
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,270	160	—	—	0	0	161	13%
2004	4,649	886	20	—	23	1	931	20%
2005	40,594	15,297	1,426	877	1,614	59	19,272	47%
2006	64,603	19,970	4,802	879	4,954	160	30,765	48%
2007	64,643	14,833	3,516	154	5,942	144	24,589	38%
2008	47,544	2,820	1,044	489	4,916	97	9,366	20%
2009	35,579	3,560	2,360	235	9,411	180	15,746	44%
2010	34,876	780	1,015	40	16,393	262	18,490	53%

	293,758	58,306	14,184	2,674	43,254	902	119,320	41%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	4,391	1,036	229	—	131	—	1,396	32%
2006	4,267	—	307	107	312	—	726	17%
2007	47	(122)	127	—	4	—	8	17%
2008	74	—	—	—	9	—	9	12%
2009	1	—	—	—	0	—	0	19%
2010	—	—	—	—	—	—	—	0%

	8,780	913	663	107	455	—	2,138	24%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	0	—	—	—	—	—	—	0%
2003	1,270	160	—	—	0	0	161	13%
2004	4,649	886	20	—	23	1	931	20%
2005	36,203	14,261	1,197	877	1,483	59	17,877	49%
2006	60,336	19,970	4,496	772	4,643	160	30,040	50%
2007	64,596	14,955	3,389	154	5,938	144	24,581	38%
2008	47,470	2,820	1,044	489	4,907	97	9,357	20%
2009	35,578	3,560	2,360	235	9,411	180	15,746	44%
2010	34,876	780	1,015	40	16,393	262	18,490	53%

	284,978	57,393	13,521	2,567	42,799	902	117,182	41%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Surety
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	20	92	107	92	164	166	166	160
2004	41	513	738	785	848	871	886
2005	751	5,738	9,975	11,121	12,895	15,297
2006	403	8,620	13,682	16,641	19,970
2007	2,968	8,708	13,845	14,833
2008	(105)	1,501	2,820
2009	281	3,560
2010	780

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	77	97	225	188	164	166	166	160
2004	43	820	939	1,396	1,324	1,196	907
2005	4,388	9,571	13,182	16,177	16,605	17,600
2006	2,100	14,612	20,011	22,741	25,651
2007	10,211	13,099	17,596	18,503
2008	179	2,187	4,353
2009	2,158	6,155
2010	1,835

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	748	416	270	179	160	166	166	161
2004	2,320	1,689	1,182	1,435	1,390	1,258	931
2005	26,719	20,090	16,448	18,863	18,423	19,272
2006	29,809	26,273	25,056	26,521	30,765
2007	37,425	25,873	23,720	24,589
2008	23,547	14,657	9,366
2009	22,972	15,746
2010	18,490
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
Short Tail Surety
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	58.9%	32.7%	21.2%	14.1%	12.6%	13.1%	13.1%	12.7%
2004	49.9%	36.3%	25.4%	30.9%	29.9%	27.1%	20.0%
2005	65.8%	49.5%	40.5%	46.5%	45.4%	47.5%
2006	46.1%	40.7%	38.8%	41.1%	47.6%
2007	57.9%	40.0%	36.7%	38.0%
2008	49.5%	30.8%	19.7%
2009	64.6%	44.3%
2010	53.0%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	0	0	0	0	0	0
2003	1,095	1,065	1,340	1,345	1,300	1,270	1,270	1,270
2004	3,853	4,656	4,703	4,715	4,640	4,649	4,649
2005	35,957	39,826	39,739	40,053	40,377	40,594
2006	59,288	62,027	63,166	63,933	64,603
2007	60,034	62,857	64,185	64,643
2008	48,034	47,685	47,544
2009	35,225	35,579
2010	34,876

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—		—
2003	748	(333)	(146)	(91)	(19)	6	0	(5)			(587)
2004	2,320	(631)	(507)	253	(45)	(132)	(327)				(1,389)
2005	26,719	(6,629)	(3,643)	2,416	(440)	850					(7,446)
2006	29,809	(3,536)	(1,217)	1,465	4,244						956
2007	37,425	(11,552)	(2,153)	868							(12,837)
2008	23,547	(8,890)	(5,291)								(14,181)
2009	22,972	(7,227)									(7,227)
2010	18,490

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	—	(333)	(777)	(7,226)	(6,945)	(10,393)	(10,151)	(6,888)	(42,711)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	947	1,936	—	6,374	125	9,382	66%
2003	35,934	21,367	3,672	—	3,677	110	28,827	80%
2004	49,416	22,931	6,239	—	9,983	243	39,397	80%
2005	71,721	43,350	5,137	—	4,893	150	53,531	75%
2006	157,308	51,118	8,750	—	16,010	364	76,243	48%
2007	225,824	83,729	25,876	—	28,466	867	138,938	62%
2008	255,689	109,635	51,989	—	30,522	1,045	193,191	76%
2009	123,853	35,823	34,309	—	36,071	505	106,709	86%
2010	5,394	272	1,414	106	3,276	61	5,130	95%

	939,398	369,174	139,323	106	139,273	3,471	651,348	69%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	4	228	44	—	0	—	272	7183%
2005	1,775	625	132	—	42	—	799	45%
2006	3,539	—	738	—	151	—	889	25%
2007	17,314	—	—	—	3,501	—	3,501	20%
2008	26,812	—	—	—	4,734	—	4,734	18%
2009	15,989	—	2,816	—	4,891	—	7,707	48%
2010	1,797	—	—	—	650	—	650	36%

	67,229	853	3,730	—	13,969	—	18,552	28%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	14,259	947	1,936	—	6,374	125	9,382	66%
2003	35,934	21,367	3,672	—	3,677	110	28,827	80%
2004	49,412	22,704	6,195	—	9,983	243	39,125	79%
2005	69,947	42,725	5,005	—	4,851	150	52,732	75%
2006	153,769	51,118	8,012	—	15,859	364	75,354	49%
2007	208,510	83,729	25,876	—	24,965	867	135,437	65%
2008	228,877	109,635	51,989	—	25,787	1,045	188,457	82%
2009	107,865	35,823	31,493	—	31,181	505	99,002	92%
2010	3,597	272	1,414	106	2,626	61	4,480	125%

	872,169	368,321	135,593	106	125,303	3,471	632,795	73%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	98	122	266	318	424	906	947
2003	59	6,934	12,550	16,633	18,762	19,957	20,732	21,367
2004	3,306	9,835	14,376	16,905	19,362	22,028	22,931
2005	1,474	20,008	27,019	34,592	39,890	43,350
2006	3,102	27,661	36,545	45,297	51,118
2007	9,855	39,668	65,093	83,729
2008	23,720	70,730	109,635
2009	14,752	35,823
2010	272

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	625	1,010	1,976	2,379	2,629	2,598	2,787	2,883
2003	2,178	16,794	21,018	23,761	24,610	24,331	24,611	25,040
2004	10,687	21,365	26,104	27,585	28,752	28,628	29,170
2005	5,750	43,224	44,239	48,142	50,874	48,487
2006	8,566	47,136	46,347	51,959	59,868
2007	18,434	69,854	92,347	109,605
2008	76,641	120,368	161,624
2009	44,300	70,132
2010	1,793

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	7,886	9,450	11,229	11,112	11,182	11,146	10,745	10,189	9,382
2003	30,726	35,646	34,130	30,804	30,782	29,479	29,097	28,827
2004	41,855	45,963	41,173	41,248	40,518	39,380	39,397
2005	43,844	59,980	56,342	56,394	56,274	53,531
2006	78,436	87,926	73,862	71,367	76,243
2007	138,993	135,639	136,388	138,938
2008	170,465	185,582	193,191
2009	98,365	106,709
2010	5,130
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Workers Compensation Total
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	55.3%	66.3%	78.7%	77.9%	78.4%	78.2%	75.4%	71.5%	65.8%
2003	85.5%	99.2%	95.0%	85.7%	85.7%	82.0%	81.0%	80.2%
2004	84.7%	93.0%	83.3%	83.5%	82.0%	79.7%	79.7%
2005	61.1%	83.6%	78.6%	78.6%	78.5%	74.6%
2006	49.9%	55.9%	47.0%	45.4%	48.5%
2007	61.5%	60.1%	60.4%	61.5%
2008	66.7%	72.6%	75.6%
2009	79.4%	86.2%
2010	95.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	24,030	15,286	14,224	14,239	14,244	14,246	14,254	14,259	14,259
2003	34,623	35,717	37,284	36,077	36,001	35,899	35,934	35,934
2004	50,952	50,438	49,555	49,475	49,383	49,412	49,416
2005	53,497	73,528	73,644	73,130	73,305	71,721
2006	150,689	160,628	158,245	158,241	157,308
2007	231,634	231,675	226,098	225,824
2008	261,596	256,695	255,689
2009	125,412	123,853
2010	5,394

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	7,886	1,564	1,779	(117)	70	(36)	(402)	(556)	(807)		1,496
2003	30,726	4,919	(1,516)	(3,326)	(22)	(1,303)	(382)	(271)			(1,900)
2004	41,855	4,108	(4,790)	75	(730)	(1,139)	17				(2,458)
2005	43,844	16,135	(3,638)	52	(119)	(2,743)					9,687
2006	78,436	9,490	(14,064)	(2,495)	4,876						(2,193)
2007	138,993	(3,354)	749	2,550							(55)
2008	170,465	15,117	7,609								22,727
2009	98,365	8,343									8,343
2010	5,130

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	1,564	6,698	2,475	8,090	5,869	(19,800)	11,176	19,574	35,647
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	10	0	10	15%
2002	43,745	—	—	—	5,387	81	5,468	12%
2003	174,168	3,472	3,256	—	22,917	393	30,037	17%
2004	235,163	9,168	49	—	40,440	607	50,265	21%
2005	264,531	22,544	25,108	—	65,780	1,460	114,892	43%
2006	331,118	62,016	5,378	—	99,507	2,094	168,995	51%
2007	509,792	170,287	58,603	—	150,932	4,160	383,981	75%
2008	572,967	146,320	110,095	500	192,659	6,177	455,751	80%
2009	529,313	79,971	85,301	—	268,313	8,663	442,249	84%
2010	426,946	2,961	37,460	—	288,175	9,894	338,490	79%

	3,087,815	496,739	325,250	500	1,134,119	33,530	1,990,138	64%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	509	—	—	—	—	—	—	0%
2004	446	38	—	—	11	—	49	11%
2005	4,823	11	8	—	1,757	—	1,775	37%
2006	26,063	10,862	3,238	—	8,766	—	22,867	88%
2007	64,534	5,445	3,330	—	20,452	—	29,227	45%
2008	85,265	5,079	3,494	—	30,046	—	38,619	45%
2009	97,340	21,310	10,644	—	44,415	—	76,369	78%
2010	90,126	310	8,133	—	65,048	—	73,492	82%

	369,105	43,055	28,847	—	170,495	—	242,397	66%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	70	—	—	—	10	0	10	15%
2002	43,745	—	—	—	5,387	81	5,468	12%
2003	173,660	3,472	3,256	—	22,917	393	30,037	17%
2004	234,717	9,130	49	—	40,429	607	50,216	21%
2005	259,708	22,533	25,100	—	64,024	1,460	113,117	44%
2006	305,055	51,154	2,139	—	90,741	2,094	146,129	48%
2007	445,258	164,843	55,273	—	130,479	4,160	354,754	80%
2008	487,703	141,241	106,601	500	162,613	6,177	417,132	86%
2009	431,974	58,662	74,657	—	223,898	8,663	365,880	85%
2010	336,820	2,650	29,327	—	223,127	9,894	264,999	79%

	2,718,710	453,684	296,403	500	963,624	33,530	1,747,741	64%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	18	24	48	58	1,766	1,768	3,472
2004	—	44	160	3,746	4,071	4,079	9,168
2005	2,780	2,744	8,030	8,050	8,480	22,544
2006	392	13,454	25,303	57,259	62,016
2007	9,173	41,156	71,065	170,287
2008	36,496	85,178	146,320
2009	16,426	79,971
2010	2,961

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	0	5,018	6,108	4,048	4,058	5,044	5,028	6,728
2004	—	44	160	3,769	4,071	4,092	9,217
2005	10,780	15,794	18,056	34,550	47,625	47,652
2006	9,283	45,291	48,724	63,243	67,394
2007	20,568	96,035	184,859	228,890
2008	92,050	150,786	256,915
2009	65,770	165,273
2010	40,421

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				28	24	22	25	24	12	10
2002	33,569	28,373	22,967	20,466	16,428	14,642	13,346	9,612	5,468
2003	124,562	114,944	93,978	81,589	68,616	59,697	51,369	30,037
2004	161,955	146,298	134,875	122,134	94,267	76,543	50,265
2005	200,791	194,782	179,853	151,167	136,091	114,892
2006	259,529	257,469	226,125	197,027	168,995
2007	357,575	396,983	415,170	383,981
2008	409,956	403,835	455,751
2009	373,017	442,249
2010	338,490
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Long Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				39.6%	34.7%	30.8%	36.2%	34.2%	16.6%	14.7%
2002	76.7%	64.9%	52.5%	46.8%	37.6%	33.5%	30.5%	22.0%	12.5%
2003	71.5%	66.0%	54.0%	46.8%	39.4%	34.3%	29.5%	17.2%
2004	68.9%	62.2%	57.4%	51.9%	40.1%	32.5%	21.4%
2005	75.9%	73.6%	68.0%	57.1%	51.4%	43.4%
2006	78.4%	77.8%	68.3%	59.5%	51.0%
2007	70.1%	77.9%	81.4%	75.3%
2008	71.5%	70.5%	79.5%
2009	70.5%	83.6%
2010	79.3%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				70	70	70	70	70	70	70
2002	44,252	44,252	43,745	43,745	43,745	43,745	43,745	43,745	43,745
2003	173,063	174,352	174,168	174,168	174,168	174,168	174,168	174,168
2004	236,951	235,206	235,202	235,162	235,162	235,163	235,163
2005	265,176	264,882	264,714	264,512	264,532	264,531
2006	329,830	331,764	331,139	331,090	331,118
2007	515,353	515,233	510,039	509,792
2008	576,831	573,718	572,967
2009	528,867	529,313
2010	426,946

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				28	(3)	(3)	4	(1)	(12)	(1)	10
2002	33,569	(5,196)	(5,406)	(2,501)	(4,038)	(1,785)	(1,297)	(3,733)	(4,145)		(28,101)
2003	124,562	(9,618)	(20,966)	(12,388)	(12,973)	(8,919)	(8,328)	(21,332)			(94,525)
2004	161,955	(15,657)	(11,423)	(12,741)	(27,866)	(17,724)	(26,278)				(111,690)
2005	200,791	(6,009)	(14,929)	(28,686)	(15,076)	(21,199)					(85,899)
2006	259,529	(2,060)	(31,344)	(29,098)	(28,031)						(90,534)
2007	357,575	39,408	18,187	(31,189)							26,406
2008	409,956	(6,120)	51,915								45,795
2009	373,017	69,232									69,232
2010	338,490

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(5,196)	(14,996)	(39,128)	(33,862)	(44,484)	(58,706)	(61,906)	(11,028)	(269,306)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	6,766	7,698	12	—	—	—	7,711	114%
2008	417,175	357,897	(108)	—	—	—	357,789	86%
2009	386,644	320,757	2,915	—	(23)	—	323,648	84%
2010	404,681	145,213	103,448	—	57,320	—	305,981	76%

	1,215,265	831,565	106,267	—	57,297	—	995,129	82%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	1,078	953	0	—	—	—	953	88%
2008	60,717	44,701	57	—	—	—	44,758	74%
2009	54,929	38,762	292	—	—	—	39,107	71%
2010	6,796	916	(20)	—	—	—	897	13%

	123,520	85,331	329	—	—	—	85,715	69%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	—	—	—	—	—	—	—	0%
2007	5,688	6,746	12	—	—	—	6,758	119%
2008	356,458	313,196	(165)	—	—	—	313,031	88%
2009	331,714	281,995	2,623	—	(23)	—	284,541	86%
2010	397,885	144,296	103,467	—	57,320	—	305,084	77%

	1,091,745	746,234	105,937	—	57,297	—	909,414	83%
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	26	276	891	7,698
2008	185,478	354,044	357,897
2009	204,192	320,757
2010	145,213

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	368	276	891	7,711
2008	350,710	363,738	357,789
2009	332,521	323,672
2010	248,660

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	5,903	276	891	7,711
2008	380,307	363,745	357,789
2009	340,564	323,648
2010	305,981
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES

Insurance Other
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2003	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2004	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2005	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2006	0.0%	0.0%	0.0%	0.0%	0.0%
2007	87.2%	4.1%	13.2%	114.0%
2008	91.2%	87.2%	85.8%
2009	88.1%	83.7%
2010	75.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—
2005	—	—	—	—	—	—
2006	—	—	—	—	—
2007	6,766	6,766	6,766	6,766
2008	417,175	417,175	417,175
2009	386,897	386,644
2010	404,681

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—	—	—		—
2003	—	—	—	—	—	—	—	—			—
2004	—	—	—	—	—	—	—				—
2005	—	—	—	—	—	—					—
2006	—	—	—	—	—						—
2007	5,903	(5,627)	615	6,820							1,808
2008	380,307	(16,562)	(5,956)								(22,517)
2009	340,564	(16,916)									(16,916)
2010	305,981

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	—	—	—	—	—	(5,627)	(15,947)	(16,051)	(37,625)
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	34,133	2,270	—	—	5	0	2,276	7%
2003	66,800	19,522	75	—	15	1	19,613	29%
2004	98,669	39,342	876	—	573	22	40,812	41%
2005	104,572	159,034	510	—	4,952	82	164,578	157%
2006	135,840	37,816	367	—	1,922	35	40,140	30%
2007	143,702	41,170	282	—	722	16	42,191	29%
2008	134,136	31,157	2,986	—	1,704	80	35,926	27%
2009	138,617	16,255	2,866	—	2,498	119	21,737	16%
2010	126,293	5,481	6,940	—	17,255	705	30,381	24%

	982,778	352,048	14,900	—	29,647	1,060	397,655	40%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	1,782	41	—	—	0	—	41	2%
2004	2,264	2,418	0	—	0	—	2,418	107%
2005	8,416	4,570	—	—	0	—	4,570	54%
2006	73,107	1,226	65	—	1	—	1,292	2%
2007	105,328	14,914	—	—	54	—	14,968	14%
2008	62,934	3,597	313	—	240	—	4,150	7%
2009	63,763	1,121	660	—	981	—	2,762	4%
2010	37,375	45	199	—	3,297	—	3,542	9%

	355,317	27,932	1,237	—	4,574	—	33,743	9%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	17	—	—	—	—	—	—	0%
2002	33,786	2,270	—	—	5	0	2,276	7%
2003	65,018	19,482	75	—	15	1	19,572	30%
2004	96,405	36,923	876	—	573	22	38,394	40%
2005	96,156	154,464	510	—	4,952	82	160,008	166%
2006	62,733	36,590	302	—	1,921	35	38,847	62%
2007	38,373	26,257	282	—	668	16	27,223	71%
2008	71,202	27,560	2,672	—	1,464	80	31,776	45%
2009	74,854	15,134	2,206	—	1,517	119	18,976	25%
2010	88,918	5,435	6,741	—	13,958	705	26,839	30%

	627,461	324,116	13,663	—	25,073	1,060	363,912	58%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270	2,270
2003	59	11,320	15,242	17,243	17,530	18,693	19,493	19,522
2004	3,389	21,744	27,120	31,785	35,281	38,607	39,342
2005	24,649	92,197	140,169	159,458	157,201	159,034
2006	9,743	26,585	36,757	37,600	37,816
2007	12,093	29,042	41,557	41,170
2008	12,393	26,856	31,157
2009	11,777	16,255
2010	5,481

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270	2,270
2003	13,668	17,295	19,970	23,907	23,915	26,787	25,565	19,597
2004	24,986	43,406	40,245	39,865	40,889	41,097	40,218
2005	150,409	174,196	168,535	166,162	159,928	159,544
2006	41,192	38,493	38,640	38,690	38,183
2007	32,913	44,925	42,477	41,452
2008	36,778	34,424	34,142
2009	20,722	19,120
2010	12,421

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	13,244	4,577	2,407	2,317	2,279	2,276	2,273	2,273	2,276
2003	32,418	19,402	20,118	24,046	24,049	26,912	25,668	19,613
2004	60,593	40,820	40,788	40,348	41,222	41,240	40,812
2005	202,297	178,447	173,512	171,142	164,569	164,578
2006	69,938	43,259	40,990	40,708	40,140
2007	54,258	46,996	43,272	42,191
2008	63,319	39,692	35,926
2009	38,199	21,737
2010	30,381
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Short Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
2002	38.8%	13.4%	7.1%	6.8%	6.7%	6.7%	6.7%	6.7%	6.7%
2003	48.5%	29.0%	30.1%	36.0%	36.0%	40.3%	38.4%	29.4%
2004	61.4%	41.4%	41.3%	40.9%	41.8%	41.8%	41.4%
2005	193.5%	170.6%	165.9%	163.7%	157.4%	157.4%
2006	51.5%	31.8%	30.2%	30.0%	29.5%
2007	37.8%	32.7%	30.1%	29.4%
2008	47.2%	29.6%	26.8%
2009	27.6%	15.7%
2010	24.1%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				17	17	17	17	17	17	17
2002	34,208	34,208	34,133	34,133	34,133	34,133	34,133	34,133	34,133
2003	66,982	66,717	66,649	66,757	66,735	66,799	66,800	66,800
2004	99,277	98,419	98,476	98,472	98,470	98,661	98,669
2005	104,804	104,412	104,269	104,358	104,566	104,572
2006	135,949	135,282	135,449	135,577	135,840
2007	142,633	143,487	143,672	143,702
2008	134,406	134,191	134,136
2009	138,978	138,617
2010	126,293

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				—	—	—	—	—	—	—	—
2002	13,244	(8,667)	(2,170)	(90)	(37)	(3)	(3)	0	3		(10,968)
2003	32,418	(13,016)	716	3,928	3	2,863	(1,244)	(6,055)			(12,804)
2004	60,593	(19,773)	(32)	(440)	875	17	(427)				(19,781)
2005	202,297	(23,851)	(4,935)	(2,370)	(6,573)	10					(37,719)
2006	69,938	(26,678)	(2,269)	(283)	(568)						(29,798)
2007	54,258	(7,262)	(3,725)	(1,081)							(12,067)
2008	63,319	(23,627)	(3,767)								(27,393)
2009	38,199	(16,461)									(16,461)
2010	30,381

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(8,667)	(15,187)	(19,147)	(19,992)	(32,054)	(8,166)	(35,433)	(28,346)	(166,992)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	0	0	—	—	0	0	0	13%
2002	88,671	46,638	4,567	5,260	11,134	314	67,913	77%
2003	283,302	120,650	15,375	5,062	37,042	862	178,990	63%
2004	344,597	122,749	18,438	4,175	53,210	1,137	199,709	58%
2005	408,835	141,521	25,589	9,610	54,684	1,348	232,751	57%
2006	406,669	100,309	33,704	3,876	68,117	1,585	207,592	51%
2007	237,328	46,749	26,324	15,987	66,789	1,636	157,485	66%
2008	197,003	37,684	24,248	15,355	74,482	1,711	153,481	78%
2009	206,225	24,062	21,745	5,931	103,322	1,965	157,025	76%
2010	266,132	11,198	14,685	2,998	169,402	2,806	201,088	76%

	2,438,762	651,561	184,673	68,252	638,183	13,367	1,556,036	64%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	1,521	1,200	30	—	8	—	1,238	81%
2004	2,743	1,327	93	—	24	—	1,444	53%
2005	4,684	2,162	172	—	139	—	2,473	53%
2006	4,215	—	—	—	204	—	204	5%
2007	225	—	—	—	49	—	49	22%
2008	372	—	—	—	89	—	89	24%
2009	455	—	—	—	262	—	262	58%
2010	635	—	—	—	492	—	492	77%

	14,850	4,689	295	—	1,266	—	6,251	42%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	0	0	—	—	0	0	0	13%
2002	88,671	46,638	4,567	5,260	11,134	314	67,913	77%
2003	281,781	119,450	15,345	5,062	37,034	862	177,752	63%
2004	341,854	121,422	18,344	4,175	53,186	1,137	198,265	58%
2005	404,151	139,358	25,417	9,610	54,545	1,348	230,278	57%
2006	402,454	100,309	33,704	3,876	67,913	1,585	207,388	52%
2007	237,103	46,749	26,324	15,987	66,740	1,636	157,437	66%
2008	196,631	37,684	24,248	15,355	74,394	1,711	153,392	78%
2009	205,770	24,062	21,745	5,931	103,060	1,965	156,763	76%
2010	265,497	11,198	14,685	2,998	168,910	2,806	200,597	76%

	2,423,912	646,871	184,378	68,252	636,916	13,367	1,549,785	64%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	1	5,003	9,287	13,332	29,515	29,939	37,133	44,212	46,638
2003	10,652	24,216	41,297	57,589	75,257	92,310	105,482	120,650
2004	12,260	29,243	46,926	75,387	98,897	119,259	122,749
2005	6,859	43,180	66,015	100,444	124,843	141,521
2006	9,494	41,447	62,622	81,483	100,309
2007	4,815	18,432	32,111	46,749
2008	2,319	15,552	37,684
2009	3,803	24,062
2010	11,198

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	9	16,805	24,765	56,542	67,098	64,613	63,023	60,577	56,465
2003	24,274	53,652	77,859	101,058	115,126	125,030	138,798	141,086
2004	33,418	71,284	107,184	122,455	147,762	154,595	145,362
2005	23,701	91,446	126,837	150,400	173,718	176,719
2006	22,389	78,471	99,709	124,248	137,889
2007	19,102	49,278	76,536	89,060
2008	9,666	49,297	77,287
2009	13,690	51,738
2010	28,880

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	58,658	62,366	66,026	87,390	84,869	81,571	81,562	74,697	67,913
2003	179,190	178,245	172,426	177,970	176,023	172,365	172,888	178,990
2004	239,360	224,080	220,685	211,806	218,888	217,133	199,709
2005	247,545	242,762	248,490	239,666	241,513	232,751
2006	237,922	239,987	224,371	218,326	207,592
2007	151,548	159,785	158,622	157,485
2008	130,967	143,119	153,481
2009	141,493	157,025
2010	201,088
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Long Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				24.1%	13.5%	5.9%	3.7%	3.7%	12.8%	12.8%
2002	66.2%	70.3%	74.5%	98.6%	95.7%	92.0%	92.0%	84.2%	76.6%
2003	63.3%	62.9%	60.9%	62.8%	62.1%	60.8%	61.0%	63.2%
2004	69.5%	65.0%	64.0%	61.5%	63.5%	63.0%	58.0%
2005	60.5%	59.4%	60.8%	58.6%	59.1%	56.9%
2006	58.5%	59.0%	55.2%	53.7%	51.0%
2007	63.9%	67.3%	66.8%	66.4%
2008	66.5%	72.6%	77.9%
2009	68.6%	76.1%
2010	75.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				0	0	0	0	0	0	0
2002	106,880	85,250	87,710	97,321	91,041	90,904	88,655	88,675	88,671
2003	277,879	281,617	283,642	284,304	284,455	283,250	283,345	283,302
2004	339,699	342,648	344,588	342,981	342,956	344,350	344,597
2005	379,234	406,299	406,411	406,989	410,801	408,835
2006	398,447	407,911	406,301	408,637	406,669
2007	242,753	234,458	235,142	237,328
2008	195,341	195,781	197,003
2009	202,176	206,225
2010	266,132

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				0	(0)	(0)	(0)	—	0	—	0
2002	58,658	3,708	3,660	21,364	(2,520)	(3,298)	(9)	(6,865)	(6,784)		9,255
2003	179,190	(944)	(5,819)	5,544	(1,947)	(3,659)	523	6,103			(199)
2004	239,360	(15,279)	(3,396)	(8,879)	7,083	(1,756)	(17,423)				(39,650)
2005	247,545	(4,783)	5,728	(8,825)	1,847	(8,762)					(14,794)
2006	237,922	2,065	(15,615)	(6,046)	(10,734)						(30,330)
2007	151,548	8,237	(1,162)	(1,137)							5,937
2008	130,967	12,152	10,361								22,514
2009	141,493	15,532									15,532
2010	201,088

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	3,708	2,716	265	(5,155)	(6,331)	(12,788)	(1,306)	(12,844)	(31,735)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	73	—	—	—	0	0	0	0%
2002	24,988	1,947	344	—	3,864	63	6,217	25%
2003	100,470	52,240	4,569	—	18,771	350	75,929	76%
2004	70,646	22,067	2,092	—	8,638	161	32,958	47%
2005	58,002	30,020	165	—	1,116	19	31,320	54%
2006	121,280	72,126	(0)	—	2,160	32	74,319	61%
2007	148,361	87,568	14	—	2,842	43	90,466	61%
2008	23,679	7,337	64	—	2,762	42	10,205	43%
2009	18,056	5,520	4	—	3,052	46	8,623	48%
2010	22,316	1,125	1,221	—	13,459	220	16,025	72%

	587,869	279,950	8,471	—	56,665	977	346,063	59%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	—	—	—	—	—	—	—	0%
2003	—	—	—	—	—	—	—	0%
2004	—	—	—	—	—	—	—	0%
2005	—	—	—	—	—	—	—	0%
2006	842	—	—	—	—	—	—	0%
2007	1,989	—	—	—	—	—	—	0%
2008	472	—	—	—	—	—	—	0%
2009	—	—	—	—	—	—	—	0%
2010	—	—	—	—	—	—	—	0%

	3,302	—	—	—	—	—	—	0%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	73	—	—	—	0	0	0	0%
2002	24,988	1,947	344	—	3,864	63	6,217	25%
2003	100,470	52,240	4,569	—	18,771	350	75,929	76%
2004	70,646	22,067	2,092	—	8,638	161	32,958	47%
2005	58,002	30,020	165	—	1,116	19	31,320	54%
2006	120,439	72,126	(0)	—	2,160	32	74,319	62%
2007	146,372	87,568	14	—	2,842	43	90,466	62%
2008	23,207	7,337	64	—	2,762	42	10,205	44%
2009	18,056	5,520	4	—	3,052	46	8,623	48%
2010	22,316	1,125	1,221	—	13,459	220	16,025	72%

	584,567	279,950	8,471	—	56,665	977	346,063	59%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	424	710	902	1,306	1,363	1,526	1,959	1,947
2003	1,139	9,533	16,967	22,252	35,650	37,474	39,004	52,240
2004	5,717	12,794	16,584	19,040	20,635	21,439	22,067
2005	4,476	29,670	29,830	29,927	29,949	30,020
2006	840	72,752	72,790	72,107	72,126
2007	626	86,889	87,534	87,568
2008	1,748	7,128	7,337
2009	1,162	5,520
2010	1,125

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	—	533	1,330	1,247	1,825	1,978	2,147	2,315	2,290
2003	9,032	25,466	30,458	34,480	46,657	46,931	48,773	56,808
2004	11,347	20,483	23,068	24,580	23,480	24,123	24,159
2005	5,505	30,091	30,144	30,160	30,142	30,185
2006	842	72,753	72,790	72,107	72,126
2007	765	86,891	87,537	87,581
2008	1,748	7,297	7,400
2009	1,531	5,525
2010	2,346

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				1	0	0	0	0	0	0
2002	—	14,003	12,253	10,358	9,538	8,199	8,209	7,358	6,217
2003	81,115	75,497	72,023	63,731	71,277	68,057	67,318	75,929
2004	59,483	58,175	48,246	43,777	38,369	35,682	32,958
2005	46,571	39,647	37,272	35,178	33,102	31,320
2006	78,970	80,909	78,495	76,183	74,319
2007	115,732	92,479	91,972	90,466
2008	17,931	10,996	10,205
2009	13,008	8,623
2010	16,025
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Other
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				0.7%	0.6%	0.5%	0.4%	0.3%	0.2%	0.2%
2002	0.0%	56.0%	49.0%	41.5%	38.2%	32.8%	32.9%	29.4%	24.9%
2003	80.7%	75.1%	71.7%	63.4%	70.9%	67.7%	67.0%	75.6%
2004	84.2%	82.3%	68.3%	62.0%	54.3%	50.5%	46.7%
2005	80.3%	68.4%	64.3%	60.6%	57.1%	54.0%
2006	65.1%	66.7%	64.7%	62.8%	61.3%
2007	78.0%	62.3%	62.0%	61.0%
2008	75.7%	46.4%	43.1%
2009	72.0%	47.8%
2010	71.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				73	73	73	73	73	73	73
2002	—	24,042	23,857	24,817	24,860	24,853	24,881	24,975	24,988
2003	101,311	101,606	102,073	100,163	100,071	100,044	100,391	100,470
2004	71,801	71,524	70,017	70,191	70,309	70,581	70,646
2005	56,449	57,909	57,804	57,970	58,040	58,002
2006	121,421	121,124	121,338	121,293	121,280
2007	143,938	148,356	148,364	148,361
2008	23,394	23,752	23,679
2009	18,400	18,056
2010	22,316

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				1	(0)	(0)	(0)	(0)	(0)	(0)	0
2002	—	14,003	(1,750)	(1,895)	(820)	(1,339)	10	(851)	(1,141)		6,217
2003	81,115	(5,617)	(3,475)	(8,291)	7,546	(3,219)	(739)	8,611			(5,185)
2004	59,483	(1,308)	(9,929)	(4,468)	(5,409)	(2,686)	(2,725)				(26,525)
2005	46,571	(6,924)	(2,375)	(2,094)	(2,076)	(1,782)					(15,251)
2006	78,970	1,939	(2,414)	(2,313)	(1,864)						(4,652)
2007	115,732	(23,252)	(507)	(1,506)							(25,265)
2008	17,931	(6,935)	(791)								(7,726)
2009	13,008	(4,385)									(4,385)
2010	16,025

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	14,003	(7,367)	(6,677)	(25,964)	1,301	(36,378)	(16,108)	(5,583)	(82,773)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	335	0	—	0	0	336	29%
2002	270,058	70,504	980	—	1,233	33	72,750	27%
2003	618,835	168,514	7,713	—	3,540	169	179,935	29%
2004	895,986	438,450	10,102	1,087	10,552	327	460,518	51%
2005	965,148	1,139,093	42,239	5,429	19,207	1,005	1,206,974	125%
2006	903,086	272,116	32,205	3,173	18,879	814	327,187	36%
2007	719,159	204,145	32,196	2,180	12,627	705	251,853	35%
2008	634,609	261,458	54,974	2,525	26,655	1,262	346,874	55%
2009	597,914	90,334	34,718	6,234	37,217	1,173	169,676	28%
2010	627,939	49,347	80,036	6,015	191,010	4,027	330,435	53%

	6,233,892	2,694,298	295,163	26,642	320,920	9,515	3,346,538	54%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(1)	—	—	—	(179)	-1%
2003	5,939	—	—	—	—	—	—	0%
2004	5,798	5,920	—	—	0	—	5,920	102%
2005	10,665	7,160	229	—	131	—	7,520	71%
2006	13,099	—	307	107	312	—	726	6%
2007	23,937	2,355	166	—	4	—	2,525	11%
2008	19,308	—	—	—	9	—	9	0%
2009	7,176	—	—	—	0	—	0	0%
2010	3,860	—	—	—	—	—	—	0%

	115,778	15,256	702	107	455	—	16,520	14%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,160	335	0	—	0	0	336	29%
2002	244,064	70,683	980	—	1,233	33	72,929	30%
2003	612,896	168,514	7,713	—	3,540	169	179,935	29%
2004	890,187	432,530	10,102	1,087	10,552	327	454,598	51%
2005	954,483	1,131,934	42,010	5,429	19,076	1,005	1,199,454	126%
2006	889,987	272,116	31,899	3,066	18,567	814	326,461	37%
2007	695,221	201,790	32,030	2,180	12,623	705	249,328	36%
2008	615,300	261,458	54,974	2,525	26,646	1,262	346,866	56%
2009	590,738	90,334	34,718	6,234	37,217	1,173	169,676	29%
2010	624,078	49,347	80,036	6,015	191,010	4,027	330,435	53%

	6,118,115	2,679,042	294,461	26,535	320,465	9,515	3,330,018	54%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				311	282	288	247	295	314	335
2002	4,548	41,987	54,382	57,642	66,342	68,126	69,598	70,502	70,504
2003	41,834	109,924	140,322	154,028	165,377	169,757	170,965	168,514
2004	106,832	301,099	372,780	408,126	421,653	430,601	438,450
2005	259,944	700,693	947,910	1,052,116	1,123,477	1,139,093
2006	44,749	153,493	214,399	245,205	272,116
2007	45,355	141,497	182,508	204,145
2008	98,037	213,684	261,458
2009	32,677	90,334
2010	49,347

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				375	297	297	251	295	314	335
2002	48,981	78,306	73,667	67,854	73,555	72,317	71,952	71,934	71,484
2003	118,006	178,601	180,892	183,935	183,615	182,768	181,679	176,227
2004	260,375	432,563	448,385	452,322	449,221	448,710	449,639
2005	770,940	1,136,926	1,188,654	1,210,933	1,214,754	1,186,761
2006	129,496	227,314	271,842	288,826	307,494
2007	132,181	226,104	231,993	238,521
2008	228,160	290,264	318,957
2009	80,482	131,287
2010	135,398

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				369	297	297	251	296	315	336
2002	113,516	100,781	78,864	69,956	75,225	74,131	73,333	73,232	72,750
2003	319,793	241,335	197,732	191,340	188,985	187,320	186,015	179,935
2004	579,756	529,937	468,574	465,978	459,121	459,504	460,518
2005	1,112,575	1,226,905	1,213,064	1,223,395	1,230,025	1,206,974
2006	351,807	296,752	300,282	308,766	327,187
2007	289,469	270,255	250,120	251,853
2008	389,347	353,387	346,874
2009	209,137	169,676
2010	330,435
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Short Tail
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				31.8%	25.6%	25.6%	21.7%	25.5%	27.1%	28.9%
2002	42.0%	37.3%	29.2%	25.9%	27.9%	27.5%	27.2%	27.1%	26.9%
2003	51.7%	39.0%	32.0%	30.9%	30.5%	30.3%	30.1%	29.1%
2004	64.7%	59.1%	52.3%	52.0%	51.2%	51.3%	51.4%
2005	115.3%	127.1%	125.7%	126.8%	127.4%	125.1%
2006	39.0%	32.9%	33.3%	34.2%	36.2%
2007	40.3%	37.6%	34.8%	35.0%
2008	61.4%	55.7%	54.7%
2009	35.0%	28.4%
2010	52.6%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				1,182	1,160	1,160	1,160	1,160	1,160	1,160
2002	208,132	265,510	268,570	269,238	269,305	269,299	270,076	270,135	270,058
2003	609,346	616,509	616,292	615,906	617,029	618,817	618,823	618,835
2004	865,924	888,119	890,925	894,769	895,457	895,260	895,986
2005	976,567	965,043	969,031	969,744	967,238	965,148
2006	867,225	892,927	901,755	902,263	903,086
2007	714,524	720,238	719,982	719,159
2008	632,382	635,132	634,609
2009	596,754	597,914
2010	627,939

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				369	(71)	(0)	(46)	45	19	21	336
2002	113,516	(12,735)	(21,917)	(8,908)	5,269	(1,094)	(798)	(101)	(482)		(40,766)
2003	319,793	(78,458)	(43,604)	(6,392)	(2,355)	(1,665)	(1,305)	(6,080)			(139,858)
2004	579,756	(49,819)	(61,363)	(2,596)	(6,857)	383	1,014				(119,239)
2005	1,112,575	114,331	(13,841)	10,331	6,629	(23,051)					94,399
2006	351,807	(55,055)	3,530	8,484	18,421						(24,620)
2007	289,469	(19,214)	(20,135)	1,733							(37,616)
2008	389,347	(35,959)	(6,513)								(42,472)
2009	209,137	(39,461)									(39,461)
2010	330,435

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(12,735)	(100,006)	(102,402)	51,844	(74,987)	(14,629)	(41,985)	(54,397)	(349,297)
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	87	—	—	—	10	0	10	12%
2002	77,878	2,270	—	—	5,392	81	7,744	10%
2003	240,968	22,994	3,330	—	22,932	394	49,650	21%
2004	333,832	48,510	926	—	41,013	629	91,077	27%
2005	369,103	181,578	25,618	—	70,733	1,542	279,471	76%
2006	466,958	99,833	5,745	—	101,429	2,129	209,135	45%
2007	660,260	219,156	58,897	—	151,654	4,176	433,883	66%
2008	1,124,278	535,374	112,972	500	194,362	6,257	849,465	76%
2009	1,054,574	416,983	91,082	—	270,788	8,782	787,634	75%
2010	957,920	153,654	147,848	—	362,750	10,599	674,852	70%

	5,285,858	1,680,352	446,417	500	1,221,063	34,589	3,382,921	64%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	347	—	—	—	—	—	—	0%
2003	2,291	41	—	—	0	—	41	2%
2004	2,710	2,456	0	—	11	—	2,467	91%
2005	13,239	4,581	8	—	1,757	—	6,346	48%
2006	99,170	12,088	3,303	—	8,767	—	24,159	24%
2007	170,940	21,311	3,330	—	20,506	—	45,147	26%
2008	208,916	53,377	3,864	—	30,286	—	87,526	42%
2009	216,032	61,192	11,596	—	45,396	—	118,238	55%
2010	134,297	1,272	8,313	—	68,345	—	77,930	58%

	847,942	156,318	30,414	—	175,069	—	361,854	43%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	87	—	—	—	10	0	10	12%
2002	77,531	2,270	—	—	5,392	81	7,744	10%
2003	238,677	22,953	3,330	—	22,932	394	49,609	21%
2004	331,122	46,053	925	—	41,002	629	88,610	27%
2005	355,864	176,997	25,610	—	68,976	1,542	273,125	77%
2006	367,788	87,744	2,441	—	92,662	2,129	184,976	50%
2007	489,320	197,845	55,567	—	131,148	4,176	388,735	79%
2008	915,362	481,997	109,108	500	164,077	6,257	761,939	83%
2009	838,542	355,791	79,486	—	225,391	8,782	669,397	80%
2010	823,623	152,382	139,535	—	294,405	10,599	596,922	72%

	4,437,916	1,524,034	416,004	500	1,045,994	34,589	3,021,067	68%
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	149	1,449	2,257	2,267	2,270	2,270	2,270	2,270	2,270
2003	59	11,338	15,267	17,291	17,588	20,459	21,262	22,994
2004	3,389	21,788	27,279	35,531	39,353	42,686	48,510
2005	27,429	94,942	148,198	167,508	165,681	181,578
2006	10,135	40,039	62,060	94,860	99,833
2007	21,291	70,474	113,513	219,156
2008	234,367	466,078	535,374
2009	232,395	416,983
2010	153,654

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				—	—	—	—	—	—	—
2002	1,600	3,392	2,404	2,268	2,271	2,270	2,270	2,270	2,270
2003	13,668	22,314	26,077	27,954	27,973	31,831	30,593	26,325
2004	24,986	43,450	40,404	43,635	44,960	45,190	49,435
2005	161,189	189,990	186,592	200,712	207,554	207,196
2006	50,475	83,784	87,364	101,934	105,577
2007	53,849	141,236	228,227	278,053
2008	479,538	548,948	648,846
2009	419,014	508,065
2010	301,502

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				28	24	22	25	24	12	10
2002	46,881	33,042	25,374	22,782	18,707	16,918	15,618	11,885	7,744
2003	156,878	134,386	114,122	105,639	92,667	86,610	77,037	49,650
2004	222,555	187,157	175,686	162,497	135,487	117,782	91,077
2005	403,069	373,020	353,101	322,151	300,655	279,471
2006	329,345	300,996	267,223	237,787	209,135
2007	418,386	444,900	459,373	433,883
2008	853,336	807,239	849,465
2009	751,668	787,634
2010	674,852
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Insurance Segment
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				32.0%	28.0%	24.8%	29.2%	27.6%	13.4%	11.9%
2002	60.2%	42.4%	32.6%	29.3%	24.0%	21.7%	20.1%	15.3%	9.9%
2003	65.1%	55.8%	47.4%	43.8%	38.5%	35.9%	32.0%	20.6%
2004	66.7%	56.1%	52.6%	48.7%	40.6%	35.3%	27.3%
2005	109.2%	101.1%	95.7%	87.3%	81.5%	75.7%
2006	70.5%	64.5%	57.2%	50.9%	44.8%
2007	63.4%	67.4%	69.6%	65.7%
2008	75.9%	71.8%	75.6%
2009	71.3%	74.7%
2010	70.4%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				87	87	87	87	87	87	87
2002	78,460	78,460	77,878	77,878	77,878	77,878	77,878	77,878	77,878
2003	240,045	241,069	240,817	240,925	240,903	240,968	240,968	240,968
2004	336,227	333,625	333,678	333,634	333,632	333,824	333,832
2005	369,979	369,293	368,983	368,870	369,098	369,103
2006	465,779	467,045	466,588	466,668	466,958
2007	664,752	665,487	660,477	660,260
2008	1,128,412	1,125,085	1,124,278
2009	1,054,743	1,054,574
2010	957,920

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				28	(3)	(3)	4	(1)	(12)	(1)	10
2002	46,881	(13,839)	(7,668)	(2,591)	(4,076)	(1,789)	(1,300)	(3,733)	(4,142)		(39,137)
2003	156,878	(22,492)	(20,265)	(8,483)	(12,972)	(6,057)	(9,572)	(27,387)			(107,228)
2004	222,555	(35,398)	(11,471)	(13,189)	(27,009)	(17,705)	(26,705)				(131,478)
2005	403,069	(30,048)	(19,919)	(30,950)	(21,495)	(21,185)					(123,598)
2006	329,345	(28,349)	(33,773)	(29,436)	(28,652)						(120,210)
2007	418,386	26,514	14,473	(25,490)							15,496
2008	853,336	(46,097)	42,227								(3,870)
2009	751,668	35,966									35,966
2010	674,852

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(13,839)	(30,132)	(58,258)	(54,081)	(76,214)	(72,577)	(113,579)	(55,369)	(474,049)
Diagonals as of 12/31
Insurance — Agriculture gross is net of FCIC cession

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment
ITD SUMMARY
Gross

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,233	335	0	—	1	0	336	27%
2002	383,717	119,089	5,890	5,260	16,231	411	146,881	38%
2003	1,002,607	341,403	27,656	5,062	59,353	1,381	434,855	43%
2004	1,311,228	583,267	30,631	5,262	72,400	1,625	693,185	53%
2005	1,431,985	1,310,634	67,992	15,038	75,007	2,373	1,471,044	103%
2006	1,431,035	444,552	65,909	7,049	89,156	2,432	609,098	43%
2007	1,104,848	338,463	58,533	18,167	82,258	2,384	499,805	45%
2008	855,290	306,479	79,285	17,880	103,900	3,016	510,560	60%
2009	822,195	119,917	56,468	12,164	143,592	3,183	335,324	41%
2010	916,387	61,670	95,942	9,012	373,872	7,054	547,549	60%

	9,260,523	3,625,809	488,307	94,895	1,015,768	23,858	5,248,637	57%

Ceded

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	—	—	—	—	—	—	—	0%
2002	25,994	(178)	(1)	—	—	—	(179)	-1%
2003	7,460	1,200	30	—	8	—	1,238	17%
2004	8,541	7,247	93	—	24	—	7,364	86%
2005	15,350	9,322	401	—	270	—	9,992	65%
2006	18,156	—	307	107	516	—	930	5%
2007	26,151	2,355	166	—	53	—	2,574	10%
2008	20,152	—	—	—	97	—	97	0%
2009	7,630	—	—	—	262	—	262	3%
2010	4,496	—	—	—	492	—	492	11%

	133,929	19,946	997	107	1,722	—	22,771	17%

Net

Accident	Earned	Paid Loss	Case Reserves	Additional			Ultimate Loss	Ultimate Loss
Year	Premium	& ALAE	& ALAE	Case Reserves	IBNR	ULAE	& LAE	& LAE Ratio
2001	1,233	335	0	—	1	0	336	27%
2002	357,723	119,268	5,891	5,260	16,231	411	147,060	41%
2003	995,147	340,203	27,626	5,062	59,345	1,381	433,617	44%
2004	1,302,687	576,020	30,538	5,262	72,376	1,625	685,821	53%
2005	1,416,636	1,301,312	67,592	15,038	74,737	2,373	1,461,052	103%
2006	1,412,879	444,552	65,602	6,942	88,640	2,432	608,168	43%
2007	1,078,697	336,107	58,367	18,167	82,206	2,384	497,231	46%
2008	835,138	306,479	79,285	17,880	103,802	3,016	510,463	61%
2009	814,564	119,917	56,468	12,164	143,329	3,183	335,062	41%
2010	911,891	61,670	95,942	9,012	373,380	7,054	547,057	60%

	9,126,594	3,605,863	487,310	94,788	1,014,046	23,858	5,225,866	57%

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment
GROSS BASIS

Paid Loss & ALAE	12	24	36	48	60	72	84	96	108	120
2001				311	282	288	247	295	314	335
2002	4,549	47,414	64,379	71,875	97,163	99,428	108,257	116,673	119,089
2003	53,625	143,673	198,586	233,869	276,283	299,542	315,452	341,403
2004	124,809	343,136	436,291	502,553	541,185	571,299	583,267
2005	271,279	773,543	1,043,755	1,182,487	1,278,269	1,310,634
2006	55,084	267,692	349,811	398,795	444,552
2007	50,796	246,818	302,152	338,463
2008	102,105	236,364	306,479
2009	37,642	119,917
2010	61,670

Case Incurred Loss
& ALAE (incl ACRs)	12	24	36	48	60	72	84	96	108	120
2001				375	297	297	251	295	314	335
2002	48,990	95,645	99,762	125,643	142,478	138,909	137,122	134,825	130,239
2003	151,312	257,719	289,210	319,472	345,399	354,729	369,250	374,121
2004	305,140	524,330	578,637	599,357	620,463	627,429	619,160
2005	800,146	1,258,463	1,345,635	1,391,493	1,418,614	1,393,665
2006	152,727	378,538	444,341	485,181	517,510
2007	152,048	362,274	396,066	415,162
2008	239,574	346,858	403,645
2009	95,704	188,549
2010	166,624

Ultimate Loss
& LAE	12	24	36	48	60	72	84	96	108	120
2001				370	298	297	251	296	315	336
2002	192,692	176,620	156,903	172,503	170,979	165,127	163,104	155,280	146,881
2003	580,591	495,385	442,989	433,536	436,625	427,628	426,211	434,855
2004	879,389	812,534	737,629	721,462	716,251	712,322	693,185
2005	1,420,257	1,510,496	1,500,785	1,500,116	1,504,185	1,471,044
2006	670,602	618,862	603,232	603,569	609,098
2007	556,727	521,837	500,158	499,805
2008	538,184	507,312	510,560
2009	362,850	335,324
2010	547,549
Diagonals as of 12/31

Valuation Date: December 31, 2010	ENDURANCE SPECIALTY HOLDINGS LTD.
Values in Thousands USD (1.56565 USD/GBP)	ACCIDENT YEAR GLOBAL DEVELOPMENT TRIANGLES
Reinsurance Segment
GROSS BASIS

Ultimate Loss
& LAE Ratio	12	24	36	48	60	72	84	96	108	120
2001				30.0%	24.2%	24.1%	20.4%	24.0%	25.5%	27.2%
2002	50.2%	46.0%	40.9%	45.0%	44.6%	43.0%	42.5%	40.5%	38.3%
2003	57.9%	49.4%	44.2%	43.2%	43.5%	42.7%	42.5%	43.4%
2004	67.1%	62.0%	56.3%	55.0%	54.6%	54.3%	52.9%
2005	99.2%	105.5%	104.8%	104.8%	105.0%	102.7%
2006	46.9%	43.2%	42.2%	42.2%	42.6%
2007	50.4%	47.2%	45.3%	45.2%
2008	62.9%	59.3%	59.7%
2009	44.1%	40.8%
2010	59.8%

Earned Premium	12	24	36	48	60	72	84	96	108	120
2001				1,255	1,233	1,233	1,233	1,233	1,233	1,233
2002	315,012	374,802	380,138	391,377	385,206	385,056	383,612	383,785	383,717
2003	988,536	999,733	1,002,006	1,000,374	1,001,555	1,002,111	1,002,559	1,002,607
2004	1,277,424	1,302,291	1,305,530	1,307,941	1,308,722	1,310,190	1,311,228
2005	1,412,250	1,429,251	1,433,245	1,434,702	1,436,079	1,431,985
2006	1,387,093	1,421,962	1,429,394	1,432,193	1,431,035
2007	1,101,215	1,103,053	1,103,488	1,104,848
2008	851,117	854,666	855,290
2009	817,330	822,195
2010	916,387

Loss Emergence	@ 12	12 - 24	24 - 36	36 - 48	48 - 60	60 - 72	72 - 84	84 - 96	96 - 108	108 - 120	Total Development
2001				370	(72)	(0)	(46)	44	19	21	336
2002	192,692	(16,071)	(19,718)	15,600	(1,524)	(5,852)	(2,023)	(7,823)	(8,400)		(45,811)
2003	580,591	(85,206)	(52,396)	(9,452)	3,089	(8,997)	(1,417)	8,644			(145,736)
2004	879,389	(66,855)	(74,906)	(16,167)	(5,211)	(3,929)	(19,137)				(186,204)
2005	1,420,257	90,238	(9,710)	(669)	4,069	(33,141)					50,787
2006	670,602	(51,740)	(15,630)	337	5,529						(61,504)
2007	556,727	(34,890)	(21,680)	(353)							(56,922)
2008	538,184	(30,872)	3,248								(27,624)
2009	362,850	(27,526)									(27,526)
2010	547,549

Calendar Year	CY 2001	CY 2002	CY 2003	CY 2004	CY 2005	CY 2006	CY 2007	CY 2008	CY 2009	CY 2010	Total Development
	N/A	N/A	(16,071)	(104,554)	(103,723)	4,356	(80,427)	(67,376)	(61,297)	(71,113)	(500,205)
Diagonals as of 12/31